Exhibit 4.13
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Amendment and
Restatement Deed

Each company listed in Schedule 1

Commonwealth Bank of Australia
[*] Confidential Treatment Requested

Contents

1. INTERPRETATION	1

1.1 Definitions	1
1.2 Terms defined in the Facility Agreement	1
1.3 Rules for interpreting this document	2
1.4 Transaction Document	2

2. CONSIDERATION	2

3. AMENDMENTS	2

3.1 Amendment to Facility Agreement	2
3.2 Effect of amendment	2

4. EFFECTIVE DATE	2

5. GENERAL	3

5.1 Governing law	3
5.2 Prohibition and enforceability	3
5.3 Variation	3
5.4 Counterparts	3
5.5 Attorneys	3

Schedule

1 BORROWERS	4

2 AMENDED AND RESTATED FORM OF FACILITY AGREEMENT	7
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Amendment and Restatement Deed 1

Amendment and Restatement Deed
DATE 23 June 2011
PARTIES
Each company listed in Schedule 1 (each a Borrower and together the Borrowers)

Commonwealth Bank of Australia (the Lender)
RECITALS
A.	Under the Facility Agreement, the Lender has granted certain facilities to the Borrowers.

B.	At the request of Sims Metal Management Limited (ABN 69 114 838 630) (Sims), the parties to the Facility Agreement have agreed to make various amendments to those facilities as set out in this document.

C.	Accordingly, the parties wish to amend and restate the Facility Agreement in the manner set out in this document.
OPERATIVE PROVISIONS
1.	INTERPRETATION

1.1	Definitions

The following definitions apply in this document.

[*]

Common Terms Deed means the “Common Terms Deed” of that title dated on or about the date of this deed between amongst others, Sims and the Lender.

Effective Date has the meaning set out in clause 4.

[*]

Facility Agreement means the “Multi Option Facility Agreement” of that title dated 2 November 2009 between, amongst others, Sims and the Lender, as amended from time to time.

1.2	Terms defined in the Facility Agreement

A term (other than a term defined in clause 1.1) that is defined in the Facility Agreement (as amended and restated by this document) or the Common Terms Deed has the same meaning in this document.
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1.3	Rules for interpreting this document

Clauses 1.3, 1.5. 1.6 and 1.7 of the Common Terms Deed apply to this document as if they were set out in full in this document, except that any reference to “this deed” is replaced by a reference to “this document”.

1.4	Transaction Document
(a)	This document is a “Transaction Document” for the purposes of the definition of “Transaction Document” in clause 1.2 of the Facility Agreement.

(b)	This document is a “Transaction Document” in respect of the Lender for the purpose of the definition of “Transaction Document” in clause 1.2 of the Common Terms Deed.
2.	CONSIDERATION

Each party acknowledges that it has received valuable consideration for entering into this document.

3.	AMENDMENTS

3.1	Amendment to Facility Agreement
(a)	The Facility Agreement is amended and restated with effect on and from the Effective Date to read as set out in Schedule 2.

(b)	Paragraph (a) does not affect any right or obligation of any party that arises before the Effective Date.
3.2	Effect of amendment
(a)	Except as expressly amended by this document, the Facility Agreement is confirmed and remains in full force and effect.

(b)	With effect on and from the Effective Date:
(i)	the Facility Agreement and this document will be read and construed as one document; and

(ii)	references in the Facility Agreement to “this agreement” will be read and construed as references to the Facility Agreement as amended by this document.
4.	EFFECTIVE DATE

The Effective Date is the date on which the Lender has received:
(a)	each of the documents set out in Schedule 4 of the Common Terms Deed in form and substance satisfactory to it; and

(b)	[*]
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5.	GENERAL

5.1	Governing law
(a)	This document is governed by the laws of New South Wales.

(b)	Each Borrower irrevocably submits to the non—exclusive jurisdiction of the courts of New South Wales.

(c)	Each Borrower irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)	Each Borrower irrevocably waives any immunity in respect of its obligations under this document that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

(e)	Each Borrower (other than Sims) appoints Sims in relation to proceedings in New South Wales as its agent to receive service of any legal process on its behalf without excluding any other means of service permitted by the law of New South Wales and Sims irrevocably accepts that appointment.
5.2	Prohibition and enforceability
(a)	Any provision of, or the application of any provision of, this document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b)	Any provision of, or the application of any provision of, this document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.
5.3	Variation

A variation of any term of this document must be in writing and signed by the parties.

5.4	Counterparts
(a)	This document may be executed in any number of counterparts.

(b)	All counterparts, taken together, constitute one instrument.

(c)	A party may execute this document by signing any counterpart.
5.5	Attorneys

Each of the attorneys executing this document states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.
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Schedule 1
BORROWERS

Jurisdiction of incorporation /
registration /
Name	organisation	Company number (if any)
Sims Metal Management Limited	Australia	69 114 838 630

Sims Group Australia Holdings Limited	Australia	37 008 634 526

Sims Aluminium Pty Limited	Australia	93 004 370 905

Sims Group UK Limited	United Kingdom	3242331

Sims Group UK Holdings Limited	United Kingdom	2904307

Mirec B.V.	The Netherlands	17073024

Sims Recycling Solutions AB	Sweden	N/A

Sims Group USA Corporation	Delaware	N/A

Sims Group Global Trade Corporation	Delaware	N/A

North Carolina Resource Conservation, LLC	North Carolina	N/A

Sims Group USA Holdings Corporation	Delaware	N/A

Schiabo Larovo Corporation	Delaware	N/A

Simsmetal East LLC	Delaware	N/A
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Jurisdiction of incorporation /
registration /
Name	organisation	Company number (if any)
Simsmetal West LLC	Delaware	N/A

Metal Management, Inc.	Delaware	N/A

Metal Management Alabama, Inc.	Delaware	N/A

Metal Management Arizona, L.L.C.	Arizona	N/A

SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.)	Delaware	N/A

Metal Management Memphis, L.L.C.	Tennessee	N/A

Metal Management Midwest, Inc.	Illinois	N/A

Metal Management Mississippi, Inc.	Delaware	N/A

Metal Management Northeast, Inc.	New Jersey	N/A

Metal Management Ohio, Inc.	Ohio	N/A

Metal Management West, Inc.	Colorado	N/A

Proler Southwest LP	Texas	N/A

Metal Dynamics Detroit LLC	Delaware	N/A
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Jurisdiction of incorporation /
registration /
Name	organisation	Company number (if any)
Sims Recycling Solutions Holdings Inc. (formerly Sims Recycling Solutions, Inc.)	Illinois	N/A

Sims Recycling Solutions, Inc. (formerly United Refining & Smelting Co)	Illinois	N/A
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Amendment and Restatement Deed 6

Schedule 2
AMENDED AND RESTATED FORM OF FACILITY AGREEMENT
Agreement

Sims Metal Management Limited

Multi-option facility
agreement

Commonwealth Bank of Australia

Each Borrower specified in Schedule 1
[*] Confidential Treatment Requested

Contents

The agreement	1
Operative part	2

1 DEFINITIONS AND INTERPRETATION	2

1.1 AGREEMENT COMPONENTS	2

1.2 DEFINITIONS	2

1.3 INCORPORATED DEFINITIONS	13

1.4 INCORPORATED PROVISIONS	13

1.5 CLAUSE 7.17 (LIMITATION OF LIABILITY) OF COMMON TERMS DEED	13

2 CONDITIONS PRECEDENT	13

2.1 CONDITIONS PRECEDENT TO INITIAL FUNDING PORTION	13

2.2 CONDITIONS PRECEDENT TO ALL FUNDING PORTIONS	14

2.3 CERTIFIED COPIES	15

2.4 BENEFIT OF CONDITIONS PRECEDENT	15

3 COMMITMENT, PURPOSE AND AVAILABILITY OF FACILITY	15

3.1 PROVISION OF COMMITMENT	15

3.2 PURPOSE	15

3.3 CANCELLATION OF COMMITMENT DURING AVAILABILITY PERIOD	16

3.4 CANCELLATION AT END OF AVAILABILITY PERIOD	16

3.5 REVIEW AND RENEWAL OF COMMITMENT	16

3.6 ANNUAL RESET OF COMMITMENT	17
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4 FUNDING AND RATE SETTING PROCEDURES	17

4.1 DELIVERY OF FUNDING NOTICE	17

4.2 REQUIREMENTS FOR A FUNDING NOTICE	18

4.3 IRREVOCABILITY OF FUNDING NOTICE	18

4.4 AMOUNT OF FUNDING PORTIONS	18

4.5 SELECTION OF FUNDING PERIODS	19

4.6 DETERMINATION OF FUNDING RATE	19

4.7 MARKET DISRUPTION	19

4.8 CONFIDENTIALITY	20

4.9 CURRENCY MOVEMENTS	20

4.10 UNAVAILABILITY OF A CURRENCY	21

5 CASH ADVANCE FACILITY	21

5.1 PROVISION OF FUNDING PORTIONS	21

5.2 NUMBER OF FUNDING PORTIONS	21

5.3 CONSOLIDATION AND DIVISION OF FUNDING PORTIONS	22

5.4 SELECTION NOTICE	22

5.5 REPAYMENT	22

5.6 PREPAYMENT UNDER CASH ADVANCE FACILITY	22

5.7 PREPAYMENT DATE	23

5.8 INTEREST	23

5.9 LIQUIDITY BILLS	23

5.10 FEES	24

6 COMMERCIAL BILLS FACILITY	24
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6.1 AVAILABILITY	24

6.2 BILL ACCEPTANCE AND ENDORSEMENT PROCEDURE	24

6.3 PREPARATION OF BILLS	24

6.4 FAILURE TO PREPARE BILLS	25

6.5 FORM OF BILLS	25

6.6 RESTRICTION ON USE BY THE LENDER	25

6.7 TAX ON BILLS	26

6.8 SIGNING OF BILLS AND APPOINTMENT OF LENDER AS ATTORNEY	26

6.9 NOTIFICATION OF RATE AND DISCOUNTING PROCEDURE	26

6.10 BILLS ACCEPTED OR ENDORSED BUT NOT DISCOUNTED	27

6.11 BORROWER’S PRIMARY LIABILITY TO PAY BILLS	27

6.12 INDEMNITY IN RESPECT OF BILLS	27

6.13 VARIATION OF PROCEDURES	27

6.14 FEES	27

6.15 REPAYMENT BY CASH COVER AND NETTING	28

6.16 ACKNOWLEDGMENT REGARDING SIGNED BILLS	28

7 CREDIT SUPPORT FACILITY	28

7.1 ISSUE OF CREDIT SUPPORT DOCUMENTS	28

7.2 ADDITIONAL FUNDING NOTICE REQUIREMENTS	29

7.3 FORM OF CREDIT SUPPORT DOCUMENTS	29

7.4 PREPAYMENT UNDER CREDIT SUPPORT FACILITY	30

7.5 PREPAYMENT DATE	30

7.6 CASH COVER	30
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7.7 FEES	30

7.8 TAX ON CREDIT SUPPORT DOCUMENTS	31

7.9 LIABILITY OF BORROWERS	31

7.10 EARLY EXPIRATION OR REDUCTION	31

7.11 BENEFICIARY CONTRACTS AND NOTIFICATION	32

7.12 OBLIGATIONS OF THE LENDER	32

7.13 INDEMNITY IN RESPECT OF CREDIT SUPPORT DOCUMENT	32

7.14 UNCONDITIONAL NATURE OF BORROWER’S OBLIGATIONS	32

8 TRADE FINANCE FACILITY	33

8.1 ADDITIONAL FUNDING NOTICE REQUIREMENTS	33

8.2 PROVISION OF TRADE ADVANCES	34

8.3 APPLICATION OF TRADE ADVANCES	34

8.4 REPAYMENT OF TRADE ADVANCES	35

8.5 INTEREST ON TRADE ADVANCES	35

8.6 ISSUE OF DOCUMENTARY LCS	35

8.7 FORM OF DOCUMENTARY LCS	35

8.8 CREDIT SUPPORT DOCUMENT TERMS APPLY TO DOCUMENTARY LC	35

8.9 FOREIGN BILLS NEGOTIATION	36

8.10 INTEREST ON PROCEEDS OF NEGOTIATION	36

8.11 REPAYMENT OF PROCEEDS OF NEGOTIATION	36

8.12 EXTENSION OF REPAYMENT OF PROCEEDS OF NEGOTIATION	36

8.13 FEES	37

9 OVERDRAFT FACILITY	37
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9.1 OVERDRAFT FACILITY	37

9.2 FUNDING PORTIONS	37

9.3 PREPAYMENT	37

9.4 FEES	37

10 REPRESENTATIONS AND WARRANTIES	37

10.1 REPRESENTATIONS AND WARRANTIES	37

10.2 SURVIVAL AND REPETITION OF REPRESENTATIONS AND WARRANTIES	37

10.3 RELIANCE BY LENDER	38

11 UNDERTAKINGS	38

11.1 INCORPORATED UNDERTAKINGS	38

11.2 COMPLIANCE	38

11.3 TERM OF UNDERTAKINGS	38

12 EVENTS OF DEFAULT	38

12.1 EVENTS OF DEFAULT	38

12.2 EFFECT OF EVENT OF DEFAULT	38

12.3 APPLICATION OF CASH COVER UNDER COMMERCIAL BILLS FACILITY, TRADE FINANCE FACILITY AND CREDIT SUPPORT FACILITY	38

12.4 NEW RELATED BODY CORPORATE	39

13 FEES	39

14 INTEREST ON OVERDUE AMOUNTS	40

14.1 PAYMENT OF INTEREST	40

14.2 ACCRUAL OF INTEREST	40

14.3 RATE OF INTEREST	40
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15 ASSIGNMENT AND SUBSTITUTION	40

16 ADDITIONAL BORROWERS	40

16.1 ADDITIONAL BORROWERS	40

16.2 REPETITION OF REPRESENTATIONS	41

17 GENERAL	41

17.1 GOVERNING LAW AND JURISDICTION	41

17.2 PROHIBITION AND ENFORCEABILITY	41

17.3 WAIVERS	41

17.4 VARIATION	42

17.5 CUMULATIVE RIGHTS	42

17.6 COUNTERPARTS	42

17.7 ATTORNEYS	42

Schedules
Borrowers	44
Key Terms Schedule	47
Fee Schedule	51
Funding Notices	54
Selection Notice	60
Renewal Notice	62
Revised Commitment Notice	65
Signing page	67
Attachments

3 ACCESSION DEED — ADDITIONAL BORROWERS
[*] Confidential Treatment Requested

The agreement
Multi-option facility agreement

Date
2 November 2009
Between the parties

Original Borrower	Each of the persons listed in Schedule 1

Lender	Commonwealth Bank of Australia
ABN 48 123 123 124 of Level 21, Darling Park Tower 1, 201 Sussex Street, Sydney, New South Wales 2000, Australia

Background	The Lender has agreed to provide the Facilities to the Borrowers on the terms of this agreement.

The parties agree	as set out in the Operative part of this agreement, in consideration of, among other things, the mutual promises contained in this agreement.
[*] Confidential Treatment Requested

Operative part
Definitions and interpretation
Agreement components
This agreement includes any schedule.
Definitions
The meanings of the terms used in this document are set out below.

Term	Meaning
Accession Deed	an accession deed in the form of Attachment 1.

Additional Borrower	a person which becomes an Additional Borrower in accordance with clause 16.

Applicable Screen Rate	in respect of a Funding Period and a Funding Portion denominated in:
1 A$, the average bid rate quoted on the page entitled ‘BBSY’ on the Reuters Monitor System or any Replacement Page at or about 10.10am (Sydney time) on the Rate Set Date for that Funding Portion;

2     US Dollars, the arithmetic mean of the rates quoted on the page entitled ‘LIBOR01’ on the Reuters Monitor System or any Replacement Page at or about 11.00am (London time) on the Rate Set Date for that Funding Portion for deposits in US Dollars;

3     Sterling, the rate quoted on the page entitled ‘LIBOR01’ on the Reuters Monitor System or any Replacement Page at or about 11.00am (London time) on the Rate Set Date for that Funding Portion for deposits in Sterling;

4 Euro, the rate quoted on the page entitled ‘EURIBOR01’ on the Reuters Monitor System or any Replacement Page at or about 11.00am (Brussels time) on the Rate Set Date for that Funding Portion;

5     CAD, the rate quoted on the page entitled ‘LIBOR01’ on the Reuters Monitor System or any Replacement Page at or about 11.00am (Ottawa time) on the Rate Set Date for that Funding Portion for deposits in CAD;

6 any other Available Currency, the rate agreed by the Lender at the time such currency is approved by the Lender, in each case for a term equal to, or if not equal to most closely approximating, that Funding Period: if the rate is not displayed on any Rate Set Date for such a term, but rates are displayed for terms longer and shorter than that period, then the rate will be determined by the Lender by linear interpolation between the nearest longer and shorter terms.

Application for Irrevocable Documentary Credit	an application for irrevocable documentary credit in the form most recently notified to Sims by the Lender.
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Term	Meaning
Available Currency	A$, US Dollars, Sterling, CAD, SGD and Euro and any other currency approved by the Lender.

Availability Period	in relation to a Facility, the period commencing on the date on which the conditions precedent set out in clause 2.1 are satisfied or waived by the Lender and ending on the earlier of:
7 the Termination Date for that Facility;
8 the date falling one month prior to the Final Termination Date; and
9 the date on which the Commitment is cancelled in full under this agreement.

A$ Facility	the Facility, which may be drawn in any Available Currency up to the A$ Facility Limit, made available by the Lender to the Borrowers under this agreement and on the terms set out in Part A of the Key Terms Schedule.

A$ Facility Limit	the “Facility Limit” in respect of the A$ Facility (if any) as specified in Part A of the Key Terms Schedule, as adjusted under this agreement.

Bank Guarantee	a guarantee issued by the Lender under the Credit Support Facility.

Base Rate	on any Rate Set Date in respect of a Funding Period for a Funding Portion:
10 the Applicable Screen Rate for the Funding Period and the Funding Portion; or

11   if on the Rate Set Date for any reason the Applicable Screen Rate is not displayed or the basis on which the Applicable Screen Rate is displayed is changed and in the opinion of the Lender it ceases to reflect the Lender’s cost of funding to the same extent as at the date of this agreement, then the Base Rate will be the rate determined by the Lender to be the average of rates quoted to the Lender by 3 Reference Banks on the Rate Set Date for:

•     in the case of a Funding Portion denominated in A$ the rate percent per annum determined by the Lender as the average of the rates quoted to the Lender by each Reference Bank for the purchase of Bills accepted by the Reference Bank which have a tenor equal to the Funding Period of the Funding Portion and a Face Value Amount equal to the amount of the Funding Portion; or

•     in the case of a Funding Portion denominated in a Foreign Currency, the rate determined by the Lender based on the rates otherwise quoted by the Reference Banks (or so many of them as are prepared to quote such rates), on application by the Lender, for deposits in that currency for a term equal to the Funding Period of the Funding Portion commencing on that Funding Date in an amount equal to the amount of the Funding Portion; and

12   if, on the Rate Set Date, the Base Rate for a Funding Portion cannot be determined in accordance with paragraphs (1) or (2) of this definition, the Base Rate will be the Lender’s cost of funding the Funding Portion for the Funding Period.

All calculations of rates for the purposes of this definition will be expressed as a percent per annum.

Beneficiary	the beneficiary of a Credit Support Document or a Documentary LC.
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Term	Meaning
Beneficiary Contract	each agreement between a Borrower and a Beneficiary where the Lender has issued a Credit Support Document or a Documentary LC in favour of the Beneficiary to support the obligations of the Borrower to the Beneficiary under that agreement.

Bill Acceptance / Endorsement Fee	the fee payable to the Lender for accepting or endorsing Bills, calculated in accordance with clause 6.14(a).

Bill Acceptance /Endorsement Fee Rate	on any date, in respect of a Bill Funding, the % per annum under the heading “Bill Acceptance/Endorsement Fee Rate” corresponding to the most recent Gearing Ratio (as set out in the most recent Compliance Certificate provided by Sims), as specified in Part 2 of the Key Terms Schedule under the heading “Bill Acceptance/Endorsement Fee Rate”.

Bill Discount Rate	at any date the rate of discount expressed as a per cent yield to maturity per annum at which the Lender is prepared at that date to purchase Bills accepted or endorsed by itself.

Bill Funding	any Funding Portion under the Commercial Bills Facility.

Borrower	each Original Borrower and each Additional Borrower.

Break Costs	for any repayment or prepayment the amount (if any) by which:
13 the interest on the amount repaid or prepaid which the Lender should have received under this agreement (had the repayment or prepayment not occurred), exceeds:

14   the return which the Lender would be able to obtain by placing the amount repaid or prepaid to it on deposit with a Reference Bank nominated by it, in each case for the period from the date of repayment or prepayment until the last day of the then current Funding Period applicable to the repaid or prepaid amount.

Business Day	15 in relation to any Funding Portion or any other payment obligation, a day (excluding a Saturday, Sunday or public holiday) on which banking institutions are open for business:
• in Sydney and Melbourne in relation to Dollars;
• in New York City and Los Angeles in relation to US Dollars;
• in London in relation to Sterling;
• in Ottawa in relation to CAD;
• in London in relation to Euro, provided that the relevant day is also a TARGET Day in relation to Euro; and
16 for all other purposes, a day on which banks are open for business in Sydney and Melbourne excluding a Saturday, Sunday or public holiday.

CAD	the lawful currency of Canada.
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Term	Meaning
Cash Advance Facility	if specified as “Available” in Part 1 of the Key Terms Schedule, the cash advance facility made available by the Lender to the Borrowers under clause 5 and on the terms set out in Part 1 of the Key Terms Schedule.

Commercial Bills Facility	if specified as “Available” in Part 2 of the Key Terms Schedule, the acceptance, discount and endorsement facility made available by the Lender to the Borrowers under clause 6 and on the terms set out in Part 2 of the Key Terms Schedule.

Commercial Bills Facility Limit	the “Facility Limit” in respect of the Commercial Bills Facility (if any) as specified in Part 2 of the Key Terms Schedule, as adjusted under this agreement.

Commitment	in respect of a Facility, the amount (whether or not in A$) specified as the Commitment for the Facility in Part D of the Key Terms Schedule.

Commitment Currency	in relation to a Facility, the currency in which the Commitment for that Facility is denominated.

Commitment Fee Rate	the “Commitment Fee Rate” specified in Part D of the Key Terms Schedule.

Common Terms Deed	the deed entitled ‘Common Terms Deed’ dated on or about 23 June 2011 between, amongst others, the Lender and the Borrowers.

Credit Support Document	17 each Bank Guarantee; and
18 each Standby LC,
which is issued under the Credit Support Facility.

Credit Support Document Fee Rate	for a Credit Support Document issued under the Credit Support Facility, the % per annum under the heading “Credit Support Document Fee Rate” corresponding to the most recent Gearing Ratio (as set out in the most recent Compliance Certificate provided by Sims), specified in Part 3 of the Key Terms Schedule.

Credit Support Facility	if specified as “Available” in Part 3 of the Key Terms Schedule, the credit support document facility made available by the Lender to the Borrowers under clause 7 and on the terms set out in Part 3 of the Key Terms Schedule.

Credit Support Facility Limit	the “Facility Limit” in respect of the Credit Support Facility (if any) as specified in Part 3 of the Key Terms Schedule, as adjusted under this agreement.

Current Bill	any Bill drawn under the Commercial Bills Facility which has not been discharged in full or in respect of which the obligations of the relevant Borrower or the Lender under this agreement have not been satisfied.
Current Credit Support Document	each Credit Support Document which has not been discharged in full or in respect of which a Borrower’s obligations under this agreement have not been satisfied.
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Term		Meaning
Current Documentary LC		each Documentary LC which has not been discharged in full or in respect of which a Borrower’s obligations under this agreement have not been satisfied.

Current Amount		in respect of a Facility, at any time:
19 for a Funding Portion under the Cash Advance Facility or Overdraft Facility, or for a Trade Advance or Proceeds of Negotiation denominated in:
• the Commitment Currency, the principal amount of that Funding Portion outstanding at that time;
• a currency other than the Commitment Currency, the Equivalent Amount at that time of the principal amount of that Funding Portion outstanding at that time;
20 for a Credit Support Document under the Credit Support Facility denominated in:
• Dollars, its Face Value Amount at that time;
• a Foreign Currency, the Equivalent Amount at that time of its Face Value Amount at that time; and
21 for a Documentary LC under the Trade Finance Facility denominated in:
• Dollars, its Face Value Amount at that time;
• a Foreign Currency, the Equivalent Amount at that time of its Face Value Amount at that time.
22 for a Bill under the Commercial Bills Facility denominated in Dollars, its Face Value Amount at that time.

Discount Amount		in respect of a Bill discounted by the Lender, the Dollar amount derived by application of the following formula

	FVA -	FVA x 36500
36500 + (D x R)

where:

FVA equals the Face Value Amount of the Bill;
R equals the Bill Discount Rate on the Funding Date on which the Bill is discounted (expressed as a number eg 10.74% is expressed as 10.74); and
D equals the number of days in the Funding Period for the Bill.

Documentary LC		a documentary letter of credit issued by the Lender under the Trade Finance Facility.

Equivalent Amount		in relation to a Funding Portion drawn under a Facility which is expressed in a currency (first currency) which is not the Commitment Currency of that Facility, at any time, the amount of the Commitment Currency determined by translating that amount of the first currency into the Commitment Currency at the Exchange Rate for the first currency at that time.
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Term	Meaning
Euro, euro and €	the single lawful currency of a Participating Member State.

Event of Default	any event specified in clause 12.1.

Exchange Rate	in relation to any currency, the spot rate of exchange determined by the Lender to be the rate of exchange to buy that currency with an applicable Commitment Currency.

Exchange Rate Calculation Date	the last Business Day of each month.

Expiry Date	in relation to a Credit Support Document or a Documentary LC, the expiry date for that Credit Support Document or Documentary LC as specified in that Credit Support Document or Documentary LC (as applicable).

Face Value Amount	at any time:
23 in relation to a Credit Support Document, the amount stated in, or determined in accordance with, the Credit Support Document as the maximum amount payable under it at that time;
24 in relation to a Documentary LC, the amount stated in, or determined in accordance with, the Documentary LC as the maximum amount payable under it at that time; and
25 in relation to a Bill, the amount stated on the Bill as the maximum amount payable under the Bill.

Facility	the A$ Facility, the US$ Facility and the GBP Facility which may be comprised of any one of the Sub-facilities, subject to clause 6.1.

Facility Limit	26 in respect of the A$ Facility, the A$ Facility Limit;
27 in respect of the US$ Facility, the US$ Facility Limit; and
28 in respect of the GBP Facility, the GBP Facility Limit.

[*]	[*]

Fee Schedule	the schedule of fees and charges set out in Schedule 3.

Final Termination Date	the date specified as such in Part D of the Key Terms Schedule as extended from time to time in accordance with clause 3.5.

Finance Contract	any written contract or arrangement between a Borrower under the Credit Support Facility, or a Borrower of a Documentary LC under the Trade Finance Facility, and a Beneficiary which requires the Borrower to pay or repay to any person any amount due in respect of financial accommodation.

Financial Close	the date on which all of the conditions set out in clause 2.1 are first satisfied or waived by the Lender.
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Term	Meaning
Foreign Bill	a negotiable instrument (whether clean or documentary) where the party named as drawee is not a resident of Australia, which is in a form satisfactory to the Lender.

Foreign Currency	US Dollars, Sterling, CAD, SGD and Euro and any other foreign currency which is freely transferable and convertible into Dollars.

Funding Date	the date on which a Funding Portion is provided, or is to be provided, to or for the account of a Borrower under this agreement.

Funding Notice	a notice given under clause 4.1.

Funding Period	for a Funding Portion, a period selected or determined under clause 4.5.

Funding Portion	each portion of the Commitment for a Facility provided under this agreement.

Funding Rate	in respect of a Funding Period for a Funding Portion under the Cash Advance Facility or provided as a Trade Advance under the Trade Finance Facility, the aggregate of:
• the Base Rate on the Rate Set Date for that Funding Period; and
• the Margin.

Gearing Ratio	for a Calculation Period, the ratio of Financial Indebtedness of the Sims Group to EBITDA.

Group Limit Facility	the group limit overdraft facility dated on or about the date of this agreement between, amongst others, the Lender and Sims.

GBP Facility	the Facility denominated in Sterling , which may be drawn in Sterling or any other Available Currency agreed by the Lender from time to time up to the GBP Facility Limit, made available by the Lender to the Borrowers under this agreement and on the terms set out in Part C of the Key Terms Schedule.

GBP Facility Limit	the “Facility Limit” in respect of the GBP Facility (if any) as specified in Part C of the Key Terms Schedule, as adjusted under this agreement.

Interest Payment Date	the last day of each Funding Period.

Key Terms Schedule	the Key Terms Schedule set out in Schedule 2 as amended, supplemented or replaced from time to time in accordance with this agreement.
[*] Confidential Treatment Requested

Term	Meaning
Lending Office	29 the Sydney Lending Office;
30 the office of the Lender at Senator House, 85 Queen Victoria Street London EC4V4HA, England;
31 the office of the Lender at Level 17, 599 Lexington Avenue New York 10022, USA; or
32 any other office notified by the Lender under this agreement.

Liquidity Bill	a Bill drawn under clause 5.9.

Margin
33   on any date in respect of a Funding Portion under the Cash Advance Facility, an amount payable under clause 14 or the Commitment Fee Rate, the % per annum specified in Part 1 of the Key Terms Schedule under the heading “Margin” which corresponds to the most recent Gearing Ratio (as set out in the most recent Compliance Certificate provided by Sims); and

34   in respect of a Funding Portion provided as a Trade Advance under the Trade Finance Facility, the % per annum specified in Part 4 of the Key Terms Schedule under the heading “Margin” which corresponds to the most recent Gearing Ratio (as set out in the most recent Compliance Certificate provided by Sims).

Net Bill Proceeds	in respect of a Bill discounted by the Lender under the Commercial Bills Facility, the amount to be provided by the Lender in respect of that Bill in accordance with clause 6.9.

Obligation	any obligation to make payment in respect of an underlying trade transaction, either pre or post-shipment.

Original Amount	in respect of a Facility:
35 for a Funding Portion under the Cash Advance Facility or Overdraft Facility or for a Trade Advance or Proceeds of Negotiation under the Trade Finance Facility denominated in:
• the Commitment Currency, the amount of that Funding Portion;
• a currency which is not the Commitment Currency, the Equivalent Amount of that Funding Portion calculated at the Exchange Rate for that currency on the Funding Date for that Funding Portion; and
36 for a Credit Support Document under the Credit Support Facility or a Documentary LC under the Trade Finance Facility denominated in:
• Dollars, its Face Value Amount on its Funding Date;
• a Foreign Currency, the Equivalent Amount of its Face Value Amount calculated on the Funding Date for that Credit Support Document; and
37 for a Bill under the Commercial Bills Facility, its Face Value Amount on its Funding Date.

Outstanding Current Bill Amount	in respect of a Bill Funding and in relation to any Funding Date, the aggregate Face Value Amount of all Current Bills under the Commercial Bills Facility which mature on or before that Funding Date and which have not been paid by a Borrower or in respect of which the obligations of a Borrower under clauses 6.11, 6.12, 6.15(a) and 6.15(b) remain unsatisfied.
[*] Confidential Treatment Requested

Term	Meaning
Overdraft Account	each account of an Overdraft Borrower held with the Lender.

Overdraft Borrower	each “Overdraft Borrower” specified in Part 5 of the Key Terms Schedule.

Overdraft Facility	if specified as “Available” in Part 5 of the Key Terms Schedule, the overdraft facility made available by the Lender to the Overdraft Borrowers under clause 9 and on the terms set out in Part 5 of the Key Terms Schedule and the Group Limit Facility.

Overdraft Facility Limit	the “Cap Limit” as defined in the Group Limit Facility.

Overdue Margin	the “Overdue Margin” specified in Part D of the Key Terms Schedule.

Overdue Rate	in relation to an overdue amount, the aggregate of:
38 the Overdue Margin;
39 the Margin; and

40   the Base Rate for the currency in which that overdue amount is payable on the relevant date on which the Overdue Rate is calculated under clause 14, as determined by the Lender in accordance with the definition of Base Rate in this clause 1.2 except that in making the determination all references in that definition to:

• ‘Funding Period’ are references to a period of 30 days;
• ‘Rate Set Date’ are to the relevant date on which that Overdue Rate is calculated under clause 14; and
• ‘Funding Portion’ are to that overdue amount.

Participating Member State	any member state of the European Communities that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Community relating to the Economic and Monetary Union.

Payment Documents	the documents against which the Lender is required to make payment under any Documentary LC.

Principal Outstanding	at any time in relation to a Facility, the aggregate Current Amount of all outstanding Funding Portions under that Facility.

Proceeds of Negotiation	in respect of the Trade Finance Facility, a Funding Portion, being the proceeds of negotiation of a Foreign Bill, that is provided in Same Day Funds in an Available Currency as specified in the relevant Funding Notice.

Rate Set Date	in respect of a Funding Period for a Funding Portion:
41 denominated in Dollars, the first day of that Funding Period; and

42   denominated in US Dollars, 2 days (excluding Saturday, Sunday and public holidays and being days on which banks are open for business in London and New York) before the first day of that Funding Period;

[*] Confidential Treatment Requested

Term	Meaning
43 denominated in Euro, 2 TARGET Days before the first day of that period;
44 denominated in CAD, 2 days (excluding Saturday, Sunday and public holidays and being days on which banks are open for business in Ottawa) before the first day of that Funding Period;
45 denominated in Sterling, the first day of that Funding Period; and
46 denominated in any other Available Currency, the date agreed by the Lender at the time such currency is approved by the Lender..

Reference Bank	47 Commonwealth Bank of Australia;
48 Westpac Banking Corporation;
49 Australia and New Zealand Banking Group Limited; and
50 National Australia Bank Limited, or such other person as the Lender and the Borrower may agree.

Relevant Credit Support	51 each Transaction Document;
Documents	52 each Credit Support Document;
53 each Documentary LC; and
54 each Beneficiary Contract.

Relevant Currency	the currency in which a payment is required to be made under the Transaction Documents and is:
55 for any Funding Portion or other payment obligation denominated in Dollars, Dollars;
56 for any Funding Portion or other payment obligation denominated in a Foreign Currency, that Foreign Currency; and
57 in any other case, if not expressly stated to be another currency, Dollars.

Relevant Interbank Market	58 in relation to A$, the Australian bank bill market;
59 in relation to US Dollars, CAD or Sterling, the London interbank market; and
60 in relation to Euro, the interbank market for Euro operating in Participating Member States.

Renewal Notice	a renewal notice substantially in the form set out in Schedule 6.

Revised Commitment Notice	a revised commitment notice substantially in the form set out in Schedule 7.

SGD	the lawful currency of the Republic of Singapore.

Selection Date	the last day of an Interest Period.

Selection Notice	a notice given under clause 5.4.
[*] Confidential Treatment Requested

Term	Meaning
Standby LC	a standby letter of credit issued by the Lender under the Credit Support Facility.

Sterling, GBP and £	the lawful currency of the United Kingdom.

Sub-facility	61 the Cash Advance Facility;
62 the Commercial Bills Facility;
63 the Credit Support Facility;
64 the Trade Finance Facility; and
65 the Overdraft Facility.

Sydney Lending Office	the office of the Lender set out on page 1 of this agreement.

TARGET	Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

TARGET Day	a day on which TARGET is open for settlement of payments in Euro.

Termination Date	in relation to:
66 the A$ Facility, the “Termination Date” in respect of the A$ Facility as specified in Part A of the Key Terms Schedule;
67 the US$ Facility, the “Termination Date” in respect of the US$ Facility as specified in Part B of the Key Terms Schedule;
68 the GBP Facility, the “Termination Date” in respect of the GBP Facility as specified in Part C of the Key Terms Schedule;
or in each case any later date agreed to by the Borrowers and the Lender.

Trade Advance	in respect of the Trade Finance Facility, a Funding Portion that is provided in Same Day Funds in an Available Currency as specified in the relevant Funding Notice.

Trade Advance Request	a request for a Trade Advance in the form most recently notified to Sims by the Lender.

Trade Finance Facility	if specified as “Available” in Part 4 of the Key Terms Schedule, the trade finance facility made available by the Lender to the Borrowers under clause 8 and on the terms set out in Part 4 of the Key Terms Schedule.

Trade Finance Facility Limit	the “Facility Limit” in respect of the Trade Finance Facility (if any) as specified in Part 4 of the Key Terms Schedule, as adjusted under this agreement.
Transaction Document	69 this agreement;
70 each [*];
71 the Common Terms Deed;
[*] Confidential Treatment Requested

Term	Meaning
72 the Group Limit Facility;
73 each Renewal Notice and Key Terms Schedule;
74 each “Transaction Document” of the Lender, as defined in the Common Terms Deed;
75 any other document designated as such by the Borrowers and the Lender, or any document or agreement entered into or given under any of the above.

Undrawn Commitment	at any time in relation to a Facility, the Commitment for that Facility less the Principal Outstanding for that Facility.

US Dollars, US$ or USD	the lawful currency of the United States of America.

US$ Facility	the Facility denominated in US Dollars, which may be drawn in US Dollars or any other Available Currency agreed by the Lender from time to time up to the US$ Facility Limit, made available by the Lender to the Borrowers under this agreement and on the terms set out in Part B of the Key Terms Schedule.

US$ Facility Limit	the “Facility Limit” in respect of the US$ Facility (if any) as specified in Part B of the Key Terms Schedule, as adjusted under this agreement.
Incorporated definitions
A word or phrase, other than one defined in clause 1.2, defined in the Common Terms Deed has the same meaning when used in this agreement.
Incorporated provisions
Clauses 1.3, 1.5 to 1.7 (inclusive), 9, 15.2 and 16 of the Common Terms Deed apply to this agreement as if set out in full in this agreement and as if references in those clauses to ‘this deed’ were to ‘this agreement’.
Clause 7.17 (Limitation of Liability) of Common Terms Deed
Pursuant to clause 7.17(c) of the Common Terms Deed, the Lender and Sims agree that clause 7.17 of the Common Terms Deed is to apply in respect of the Lender and all Guarantors.
Conditions precedent
Conditions precedent to initial Funding Portion
The Lender is not obliged to provide the Commitment or the first Funding Portion until the Lender has received all of the following in a form and substance satisfactory to the Lender:
[*] Confidential Treatment Requested

Verification certificate: a verification certificate in the form of Schedule 2 of the Common Terms Deed given in respect of each Transaction Party and dated no more than 5 days before the date of this agreement;
Transaction Documents: originals of each Transaction Document which can be executed before the first Funding Date, duly executed by all parties to them other than the Lender and, where applicable:
duly stamped or, if not duly stamped, evidence satisfactory to the Lender that they will be duly stamped; and
in registrable form together with all executed documents necessary to register them;
enquiries: results of searches, enquiries and requisitions in respect of each Transaction Party;
opinions: an opinion from:
Freehills in respect of each Transaction Party incorporated in Australia, this agreement and the Common Terms Deed;
counsel for the Borrowers in respect of each Transaction Party incorporated outside of Australia;
Overdraft account authorities: signed account authorities, signature cards and any other documents required by the Lender with respect to the Overdraft Accounts;
KYC & AML: if required, each document or other information necessary in the Lender’s opinion to enable the Lender to do any know your customer checks or anti-money laundering checks;
structure diagram: a complete diagram showing the structure and ownership arrangements of the Sims Group; and
US solvency certificate: with respect to each Transaction Party incorporated or organised under the laws of a state of the United States of America only, a certificate signed by an officer of that Transaction Party stating that it is solvent and able to pay its debts as and when they fall due.
Conditions precedent to all Funding Portions
The Lender is not obliged to provide any Funding Portion under a Facility until the following conditions are fulfilled to the Lender’s satisfaction:
Funding Notice: the Borrower has delivered a Funding Notice to the Lender requesting the Funding Portion;
Funding Date: the Funding Date for the Funding Portion is a Business Day within the Availability Period for the Facility;
Commitment: the Commitment for the Facility is not, and will not be, exceeded by the provision of that Funding Portion when the Original Amount of that proposed Funding Portion is added to the Current Amount of all other outstanding Funding Portions under that Facility;
Facility Limit: the Facility Limit for the Facility is not, and will not be, exceeded by the provision of that Funding Portion when the Original Amount of that proposed Funding Portion is added to the Current Amount of all other outstanding Funding Portions under that Facility;
Group Limit: in respect of a Funding Portion under the Overdraft Facility, the “Group Limit” (as defined in the Group Limit Facility) is not, and will not be, exceeded by the provision of that Funding Portion;
[*] Confidential Treatment Requested

no Default: no Default has occurred which is continuing and no Default will result from the Funding Portion being provided;
Beneficiary Contract: in relation to a Funding Portion under the Credit Support Facility or to be provided as a Documentary LC under the Trade Finance Facility, the Borrower has provided the Lender with any information that the Lender reasonably requires in relation to each Beneficiary Contract to which the requested Funding Portion relates, and the terms and conditions of that Beneficiary Contract are reasonably satisfactory to the Lender;
GBP, US$ Funding Portions: in respect of a Funding Portion under the US$ Facility or the GBP Facility which the Borrower requests to be denominated in a currency other than the Commitment Currency for either of those Facilities, the Lender (in its absolute discretion) has given its prior consent in writing to providing the Funding Portion in the requested currency; and
Available Currency: in respect of a Funding Portion to be denominated in a Foreign Currency other than an Available Currency, the Lender (in its absolute discretion) has given its prior consent in writing to providing the Funding Portion in the requested Foreign Currency.
Certified copies
If requested by the Lender, an Authorised Officer of the relevant Transaction Party must certify a copy of a document given to the Lender under clauses 2.1 or 2.2 to be a true copy of the original document.
Benefit of conditions precedent
A condition in this clause 2 is for the benefit only of the Lender and only the Lender may waive it.
Commitment, purpose and availability of Facility
Provision of Commitment
The Lender must make the Commitment available to the Borrower on the terms of this agreement.
Purpose
A Borrower must use the net proceeds of a Funding Portion:
under:
the Cash Advance Facility, only for the “Purpose” specified in Part 1 of the Key Terms Schedule;
the Commercial Bills Facility, only for the “Purpose” specified in Part 2 of the Key Terms Schedule;
the Credit Support Facility, only for the “Purpose” specified in Part 3 of the Key Terms Schedule;
the Trade Finance Facility, only for the “Purpose” specified in Part 4 of the Key Terms Schedule;
[*] Confidential Treatment Requested

the Overdraft Facility, only for the “Purpose” specified in Part 5 of the Key Terms Schedule; or
in each case, for any other purpose that the Lender approves.
Cancellation of Commitment during Availability Period
A Borrower may cancel any of the Undrawn Commitment by giving the Lender at least 10 Business Days’ notice.
A partial cancellation of the Undrawn Commitment may only be made:
in respect of the A$ Facility, in a minimum amount of A$5,000,000 and in an integral multiple of A$500,000;
in respect of the US$ Facility, in a minimum amount of US$3,500,000 and in an integral multiple of US$500,000; or
in respect of the GBP Facility, in a minimum amount of £2,500,000 and in an integral multiple of £500,000.
A notice given under clause 3.3(a) is irrevocable.
Cancellation at end of Availability Period
On the date falling one month prior to the Final Termination Date, the Commitment is cancelled to the extent of the Undrawn Commitment.
Review and renewal of Commitment
On or before the date falling 12 months after each anniversary of the date of the Common Terms Deed, the Lender may review its participation under this agreement. Following this review the Lender, at its absolute discretion, may offer to extend its participation under the Facility Agreement to a date falling 12 months after the Final Termination Date (New Termination Date) by delivering to Sims a signed Renewal Notice attaching a proposed Key Terms Schedule and/or specifying a revised ‘Margin’ (as defined in the Group Limit Facility) for the Overdraft Facility.
The Lender’s offer contained in any Renewal Notice delivered in accordance with clause 3.5(a) may be subject to any conditions precedent or subsequent as the Lender specifies in its absolute discretion.
If, within 30 days of receiving a Renewal Notice delivered in accordance with clause 3.5(a):
the Borrowers have signed and delivered to the Lender the Renewal Notice; and
the Lender has notified Sims that it is satisfied in its absolute discretion that all of the conditions specified in the Renewal Notice have been satisfied, the definition of “Final Termination Date” contained in clause 1.2 of this agreement shall be amended to be the New Termination Date and the Key Terms Schedule and ‘Margin’ (as defined in the Group Limit Facility) amended in accordance with the Renewal Notice with effect on and from the date specified in the Renewal Notice.
If:
the Lender does not deliver a Renewal Notice to the Borrowers;
[*] Confidential Treatment Requested

the Borrowers do not satisfy any condition in the relevant Renewal Notice; or
the Borrowers do not sign and return a Renewal Notice delivered in accordance with clause 3.5(a) within 30 days of having received it, the Final Termination Date will not be amended.
Clause 12.2 of the Common Terms Deed is incorporated here by reference as if each reference therein to “this deed” were a reference to this agreement.
Nothing in the Transaction Documents obliges the Lender:
to extend any Final Termination Date; or
to provide a Renewal Notice.
Each Borrower acknowledges and agrees that the delivery or acceptance of any Renewal Notice or any amendment to a Transaction Document pursuant to this clause 3.5 or a Renewal Notice does not:
affect the validity or enforceability of this agreement or any other Transaction Document;
prejudice or adversely affect any right, power, authority, discretion or remedy arising under this agreement or any other Transaction Document before the date of any amendment under clause 3.5(c); or
discharge, release or otherwise affect any liability or obligation arising under this agreement or any other Transaction Document before the date of any amendment under clause 3.5(c).
Annual reset of Commitment
On each anniversary date of the Common Terms Deed, the Commitment for each Facility will be reset to an amount expressed in the Commitment Currency for that Facility (Revised Commitment) which in aggregate is equivalent to a total amount of A$450,000,000 (or such other amount as is agreed by the Lender (in its discretion) and Sims).
The Revised Commitment for each Facility will be determined, where applicable, using a rate of exchange agreed by Sims and the Lender at that time for buying Australian dollars with the relevant Commitment Currency.
Sims may also request the Lender to reallocate a portion of the Revised Commitment for a Facility to another Facility expressed in the Commitment Currency of the other Facility, using the rate of exchange agreed by Sims and the Lender at that time.
If, at the time the Commitment for each Facility is reset in accordance with this clause, the Lender also elects to extend its participation under the Facility Agreement in accordance with clause 3.5(a) by delivering to Sims a signed Renewal Notice attaching a proposed Key Terms Schedule, the Lender will notify Sims of the Revised Commitments in the proposed Key Terms Schedule attached to the Renewal Notice, and otherwise by delivering a Revised Commitment Notice to Sims.
Funding and rate setting procedures
Delivery of Funding Notice
If a Borrower requires the provision of a Funding Portion under a Facility it must deliver to the Lender a Funding Notice.
[*] Confidential Treatment Requested

Clause 4.1(a) does not apply in respect of the provision of a Funding Portion:
under the Overdraft Facility; or
to be provided as a Trade Advance or a Documentary LC under the Trade Finance Facility, in respect of which the Lender has received a Trade Advance Request no later than 10.00am local time (in the city of the applicable Lending Office) 2 Business Days before the proposed Funding Date.
Sims may at any time on a Business Day and within normal working hours, request that the Lender confirm whether it has determined that a Market Disruption Event has occurred and is continuing at that time. Without prejudice to the rights of the Lender under clause 4.7, the Lender shall promptly on receipt of any such request notify Sims whether at the time such notice is given it has determined that a Market Disruption Event has occurred.
Requirements for a Funding Notice
To be effective, a Funding Notice must:
be in writing in the form of, and specifying the matters required in:
Part A of Schedule 4, in respect of the Cash Advance Facility or in respect of a Funding Portion to be provided as a Trade Advance under the Trade Finance Facility;
Part B of Schedule 4, in respect of the Commercial Bills Facility; and
Part C of Schedule 4 in respect of the Credit Support Facility or a Funding Portion to be provided as a Documentary LC under the Trade Finance Facility;
be received by the Lender before 11.00am on a Business Day at least 2 Business Days before the proposed Funding Date in respect of Funding Portions to be provided in Dollars or on a Business Day at least 3 Business Days before the proposed Funding Date in respect of Funding Portions to be provided in a Foreign Currency (or any shorter period that the Lender agrees in writing); and
if a Funding Portion is to be provided in a currency which is not the Commitment Currency of the relevant Facility on the relevant Funding Date, specify the Original Amount of the Funding Portion and the currency in which it is required.
Irrevocability of Funding Notice
The Borrower of a Funding Portion is irrevocably committed to draw Funding Portions from the Lender in accordance with each Funding Notice given to the Lender.
Amount of Funding Portions
Each Borrower must ensure that the amount of each Funding Portion under the Cash Advance Facility or the Commercial Bills Facility is:
if denominated in Dollars, not less than A$500,000 and is an integral multiple of A$100,000;
if denominated in US Dollars, not less than US$350,000 and is an integral multiple of US$50,000;
if denominated in Sterling, not less than £250,000 and is an integral multiple of £50,000;
if denominated in Euro, not less than €300,000 and is an integral multiple of €50,000;
if denominated in any other Foreign Currency, not less than an amount, based on the Original Amount, which is the equivalent of A$500,000 and which corresponds as closely as practicable to an integral multiple of A$100,000; or
[*] Confidential Treatment Requested

when added to the Principal Outstanding for the applicable Facility, equal to or less than the Commitment for that Facility.
Selection of Funding Periods
A Borrower of any Funding Portion under the Cash Advance Facility, the Commercial Bills Facility or a Funding Portion to be provided as a Trade Advance or as Proceeds of Negotiation under the Trade Finance Facility must select the initial Funding Period which is to apply to the Funding Portion in the Funding Notice delivered for that Funding Portion.
A Borrower of a Funding Portion under the Cash Advance Facility may select a subsequent Funding Period which is to apply to the Funding Portion in a Selection Notice delivered for that Funding Portion.
Each Funding Period:
under the Cash Advance Facility must be of 1, 2, 3 or 6 months or any other period that the Lender agrees with the Borrower;
under the Commercial Bills Facility must be between 30 and 185 days;
for a Trade Advance must be between 7 and 185 days; and
for Proceeds of Negotiation must be no greater than 180 days.
If a Funding Period ends on a day which is not a Business Day, it is regarded as ending on the next Business Day in the same calendar month or, if none, the preceding Business Day.
A Funding Period for a Funding Portion commences either on the first Funding Date for that Funding Portion or on the last day of the immediately preceding Funding Period for that Funding Portion.
No Funding Period may end after the Termination Date for a Facility or the Final Termination Date.
If a Borrower:
fails to select a Funding Period for a Funding Portion under clause 4.5(a) or clause 4.5(b); or
selects a Funding Period in a manner which does not comply with this clause 4.5, then that Funding Period will be 1 month or such other period as the Lender selects.
Determination of Funding Rate
The Lender must notify Sims of the Funding Rate for a Funding Period for a Funding Portion as soon as reasonably practicable, and in any event within 2 Business Days, after it has made its determination of the applicable Base Rate.
Each determination of the Base Rate by the Lender is sufficient evidence of that rate against the Borrowers unless the contrary is proved.
Market disruption
If the Lender determines that a Market Disruption Event occurs in relation to a Funding Portion for any Funding Period, then it shall promptly notify Sims, and the Base Rate for the Funding Period shall be the rate notified to Sims by the Lender as soon as practicable and in any event before interest is due to be paid in respect of that Funding Period, to be that which expresses as a percentage rate per annum the cost to the Lender of funding that Funding Portion from whatever source or sources it may reasonably select.
[*] Confidential Treatment Requested

The Lender shall determine the rate notified by it under clause 4.7(a) in good faith. The rate so notified and any notification under clause 4.7(c) will be conclusive and binding on the parties in the absence of manifest error.
In this agreement “Market Disruption Event” means:
at or about noon on the Rate Set Date for the relevant Funding Period the Applicable Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Lender to determine the Base Rate for the relevant currency and period; or
in relation to a Funding Portion for which the Base Rate was to have been LIBOR or EURIBOR, before 5pm (London time) on the Business Day after the Rate Set Date for the relevant Funding Period, the Lender is satisfied that as a result of circumstances affecting the market generally:
the cost to it on the Rate Set Date of obtaining matching deposits in the Relevant Interbank Market expressed as a rate percent per annum is or would be in excess of LIBOR or, if applicable, EURIBOR; or
it is unable to obtain matching deposits in the Relevant Interbank Market, or in relation to a Funding Portion for which the Base Rate was to have been BBSY, before 5pm (Sydney time) on the Business Day after the Rate Set Date for the relevant Funding Period, the Lender is satisfied that as a result of circumstances affecting the market generally the cost to it of funding its participation in the Funding Portion exceeds BBSY.
Confidentiality
Each of the Lender and the Borrowers shall keep confidential and not disclose to any other person, any information relating to the Lender provided under clause 4.7.
However, the Lender, the Borrowers, or their officers or employees may disclose such information:
to the extent required by any applicable law or regulation; or
to the extent it reasonably deems necessary in connection with any actual or contemplated proceedings or a claim with respect to clauses 4.7 or 4.8.
Currency movements
On or following each Exchange Rate Calculation Date the Lender may calculate the Current Amount as at the Exchange Rate Calculation Date of each outstanding Funding Portion under a Facility and notify Sims of any amount required to be paid by it to the Lender under clause 4.9(b).
If, at an Exchange Rate Calculation Date, the aggregate Current Amount of each outstanding Funding Portion under a Facility is greater than 105% of the Commitment for that Facility, the Borrowers must, upon Sims receiving notice from the Lender under clause 4.9(a), pay to the Lender within 2 Business Days the amount of the difference.
All payments made under clause 4.9(b) must be deposited in an account:
with the Lender;
on which interest will accrue (and form part of the deposit on payment) at the usual 30 day deposit rate of the Lender for that type of account; and
are only available to the Borrower in accordance with clause 4.9(d) or upon termination and discharge of each Transaction Document and each Credit Support Document.
[*] Confidential Treatment Requested

If, at an Exchange Rate Calculation Date, the aggregate Current Amount of each outstanding Funding Portion under a Facility is less than the sum of:
the Commitment for that Facility; and
the balance of deposits held by the Lender under clause 4.9(c), then Sims may direct the Lender to apply (and if so directed the Lender must apply) the lesser of the amount of the difference and the balance of the deposits towards repayment or prepayment of the Principal Outstanding under the Facility.
Unavailability of a currency
If, before the specified time for determining the Applicable Screen Rate for a Funding Portion on the Rate Set Date under a Facility (other than Funding Portions in respect of that Facility drawn under the Credit Support Facility) to be denominated in a Foreign Currency (other than USD) on any Rate Set Date:
Sims has received notice from the Lender that the Foreign Currency requested for that Funding Portion is not readily available to the Lender in the amount required or is not freely convertible into Dollars or USD in the Relevant Interbank Market; or
the Lender notifies the Borrowers that compliance with its obligation to provide the Funding Portion in the proposed Foreign Currency would require the Lender to obtain an Authorisation which has not already been obtained, would contravene a law or regulation applicable to it or is otherwise impossible or impracticable, then the Lender will not be required to provide that Funding Portion in the Foreign Currency, but must if requested by Sims, provide that Funding Portion in USD.
Cash Advance Facility
Provision of Funding Portions
If a Borrower gives a Funding Notice for a Funding Portion denominated in Dollars under the Cash Advance Facility, the Lender must provide, subject to this agreement, the Funding Portion in Same Day Funds.
If a Borrower gives a Funding Notice for a Funding Portion denominated in a Foreign Currency under the Cash Advance Facility, and, in the case of a Foreign Currency other than an Available Currency which the Lender in its absolute discretion consents to provide the Funding Portion in that Foreign Currency, the Lender must provide, subject to this agreement, the Funding Portion in Same Day Funds in the Foreign Currency specified not later than 12 noon (being the time in the place of payment) on the specified Funding Date to the account specified by the Borrower in the Funding Notice and otherwise in accordance with the relevant Funding Notice.
Number of Funding Portions
The Borrowers must ensure that no more than 12 Funding Portions under the Cash Advance Facility are outstanding at any time.
[*] Confidential Treatment Requested

Consolidation and division of Funding Portions
If 2 or more Funding Portions, which are denominated in the same currency and drawn under the same Facility, under the Cash Advance Facility have Funding Periods which are of the same duration, then those Funding Portions will be consolidated into, and treated as, a single Funding Portion.
If a Borrower requests in a Selection Notice that a Funding Portion for the Cash Advance Facility be divided into 2 or more Funding Portions with different Funding Periods selected by the Borrower in a manner which complies with clause 4.5, then that Funding Portion will be divided into the amounts and with the Funding Periods specified in the Selection Notice.
Selection Notice
A Selection Notice to be effective must be:
in writing in the form of Schedule 5; and
received by the Lender before 11.00am on a Business Day at least 2 Business Days before the Selection Date for a relevant Funding Portion funded in Dollars and at least 3 Business Days before the Selection Date for a relevant Funding Portion funded in a Foreign Currency under the Cash Advance Facility (or any shorter period that the Lender agrees in writing).
Repayment
Each Borrower must repay each Funding Portion drawn under the Cash Advance Facility in respect of a Facility and all other Outstanding Moneys:
in full on the earlier of:
the Termination Date for that Facility; and
the Final Termination Date; and
otherwise as required under this agreement.
Prepayment under Cash Advance Facility
A Borrower may prepay all or part of the Principal Outstanding under the Cash Advance Facility by giving the Lender at least 5 Business Days’ prior notice specifying:
the prepayment date; and
the relevant Funding Portions which are to be prepaid in whole or in part.
Prepayment of part of the Principal Outstanding under the Cash Advance Facility that is denominated in an Available Currency may only be made:
in the case of any prepayment denominated in and permitted to be made in Dollars, in a minimum amount of A$500,000 and in an integral multiple of A$100,000;
in the case of any prepayment denominated in and permitted to be made in US Dollars, in a minimum amount of US$350,000 and in an integral multiple of US$50,000;
in the case of any prepayment denominated in and permitted to be made in Sterling, in a minimum amount of £250,000 and in an integral multiple of £50,000;
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in the case of any prepayment denominated in and permitted to be made in Euro, in a minimum amount of €300,000 and in an integral multiple of €50,000; and
in the case of any prepayment denominated in and permitted to be made in any other Foreign Currency, in a minimum amount which corresponds as closely as practicable to A$500,000 and in an integral multiple of which corresponds as closely as practicable to A$100,000.
The Borrowers must prepay the amount specified in the prepayment notice on the prepayment date specified in the notice together with all unpaid interest accrued to the prepayment date in respect of the prepaid amount.
The Commitment of a Facility is not reduced by an amount prepaid in respect of that Facility under this clause 5.6 and accordingly, subject to this agreement, a prepaid amount may be redrawn.
A notice given under clause 5.6(a) is irrevocable.
Prepayment date
The Borrower may make a prepayment under clause 5.6 on any Business Day.
Interest
The Borrower of a Funding Portion under the Cash Advance Facility must pay interest on the principal amount of the Funding Portion for each Funding Period at the Funding Rate for the Funding Period.
Interest is calculated on daily balances on the basis of a 365 day year (in the case of a Funding Portion denominated in Dollars or Sterling) and on the basis of a 360 day year (in the case of a Funding Portion other than one denominated in Dollars or Sterling) and for the actual number of days elapsed from and including the first day of each Funding Period to, but excluding, the last day of the Funding Period or, if earlier, the date of prepayment or repayment of the Funding Portion under this agreement.
The Borrowers must pay accrued interest in arrears to the Lender on each Interest Payment Date.
Liquidity Bills
The Borrowers irrevocably and for value authorise the Lender, at its option, to prepare Liquidity Bills in respect of a Funding Portion under the Cash Advance Facility in Dollars so that:
their total face value amount does not exceed the outstanding principal amount of the Funding Portion and total interest payable to the Lender in respect of the Funding Portion;
their maturity date is not later than the last day of the Funding Period for that Funding Portion, and to sign them as drawer or endorser in the name of and on behalf of the relevant Borrower.
The Lender may negotiate or deal with any Liquidity Bill prepared by it as it sees fit and for its own benefit.
The Lender must pay any Tax on or in respect of the Liquidity Bills and any dealing with the Liquidity Bills.
The Lender indemnifies a Borrower of a Funding Portion under the Cash Advance Facility against any Loss which the Borrower suffers, incurs or is liable for in respect of the Borrower being a party to a Liquidity Bill.
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Nothing in clause 5.9(d) affects a Borrower’s obligations under this agreement (including any Borrower’s obligations in relation to the payment of the Outstanding Moneys) which are absolute and unconditional obligations and not affected by any actual or contingent liability of the Lender to a Borrower under clause 5.9(d).
If a Borrower discharges any Liquidity Bill by payment, the amount of that payment is regarded as applied on the date of payment against the money owing by the Borrower to the Lender.
Fees
The Borrowers will pay to the Lender such fees referable to the Cash Advance Facility initially as specified in the Fee Schedule and thereafter as advised by the Lender from time to time.
Commercial Bills Facility
Availability
The Borrowers acknowledge that the Commercial Bills Facility is only available under the A$ Facility.
Bill acceptance and endorsement procedure
Where a Funding Notice has been delivered in accordance with clause 4.2, Bills have been delivered to the Lender under clause 6.3 or prepared by it under clause 6.4 and where this clause 6 has been complied with in respect of those Bills the Lender must, subject to this agreement:
in respect of Bills it is required to accept, accept those Bills;
in respect of Bills it is required to endorse, endorse those Bills;
in respect of Bills it is required to discount, insert as payee itself (if not already done) or such other person it has arranged to purchase those Bills.
Preparation of Bills
If a Borrower gives a Funding Notice for a Bill Funding the Borrower must:
prepare Bills comprised in a Bill Funding in accordance with clause 6.5;
sign each Bill in the Borrower’s relevant capacity;
if a third party is named as drawer, cause the third party to sign the Bills as drawer; and
deliver those Bills to the Lender:
not later than 12 noon (Sydney time) on the Business Day before the proposed Funding Date if the Lender is required to accept and discount or endorse and discount those Bills; and
not later than 10.00am (Sydney time) on the proposed Funding Date if the Lender is required to accept only or endorse only those Bills.
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Failure to prepare Bills
If:
the Borrower of a Bill Funding fails to prepare or sign or deliver Bills in accordance with clause 6.3; or
the Lender elects to do so,
each Borrower irrevocably authorises the Lender to prepare and sign (by one of its Authorised Officers) as drawer, acceptor or endorser those Bills on behalf of the Borrower and in accordance with clause 6.5.
Form of Bills
Each Bill comprised in a Bill Funding must:
be in the form approved by the Lender from time to time;
be payable on a specified date and so as to exclude days of grace for payment;
have a maturity date which is a Business Day before the end of the Availability Period;
have a tenor equal to its Funding Period selected in the relevant Funding Notice (or any other period agreed to by the Lender) or required by this agreement (but not greater than 185 nor less than 30 days);
for Bills the Lender is required to accept, be drawn with the Borrower of the Bill Funding as drawer and the Lender as acceptor and the Lender as payee, or at the Lender’s option, or if the Lender is not discounting the Bill, with the name of the payee left blank;
for Bills the Lender is required to endorse, be drawn with a third party named as drawer and the Borrower of the Bill Funding as acceptor and the Lender as payee;
for Bills the Lender is required to accept, be expressed to be payable at the Lending Office or such other place as the Lender may notify from time to time; and
be denominated in Dollars.
The aggregate Face Value Amount of all Bills comprised in a Bill Funding must equal the aggregate amount of the Bill Funding requested under the relevant Funding Notice.
The Lender may vary the term and maturity date of any Bill comprised in a Bill Funding, despite any different term or maturity date requested in the relevant Funding Notice, if in the Lender’s opinion the variation is necessary so as to ensure that each Bill complies with this agreement, in particular clauses 6.5(a) and 6.5(b).
Each Borrower and the Lender must observe the requirements of the Bills of Exchange Act 1909 (Cth) to ensure the validity of each Bill.
Restriction on use by the Lender
The Lender must not use or deal with any Bill delivered to or prepared by it under this clause 6 except in accordance with this clause 6.
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Tax on Bills
The Borrower of a Bill Funding must pay any Tax (other than an Excluded Tax) on or in respect of Bills and any dealing with Bills and the proceeds of Bills.
To the extent possible, any such Tax must be paid before any Bills are delivered to the Lender under clause 6.3.
Signing of Bills and appointment of Lender as attorney
All Bills under the Commercial Bills Facility to be signed by a Borrower (whether as drawer, acceptor or endorser) must be signed by an Authorised Officer on its behalf.
The Borrower must, immediately upon any change occurring in the identity of its Authorised Officers authorised to sign, draw, accept and endorse Bills on its behalf, provide to the Lender a new certificate satisfactory to the Lender to replace any certificate provided under clause 2.1.
Each Borrower irrevocably authorises and appoints the Lender and each Authorised Officer of the Lender as its attorney to prepare and execute for and on behalf of, and in the name of, any Borrower and to complete all Bills required by a Borrower for a Bill Funding.
Each Borrower must ratify and confirm anything done or caused to be done by its attorney pursuant to the power and authority granted by it under clause 6.8(c) or by the Lender in respect of any Bill which conforms with the relevant Funding Notice (as varied pursuant to clause 6.5(c)) and this agreement.
Notification of rate and discounting procedure
Where a Bill Funding has been requested, the Lender must not later than 10.45am (Sydney time) on the Funding Date notify the Bill Discount Rate for that Funding Date to Sims.
If:
before 11.15am (Sydney time) on the Funding Date the Borrower of the Bill Funding accepts the Lender’s Bill Discount Rate and requests the Lender to discount Bills; or
the Borrower of the Bill Funding has requested the Lender to discount Bills in the relevant Funding Notice, the Lender must discount, or procure the discount of, those Bills at the Bill Discount Rate notified by it under clause 6.9(a) and, subject to clause 6.15(b), it must pay to the Borrower by 2.00 pm (Sydney time) on the Funding Date the aggregate Face Value Amount of the Bills less the aggregate of:
the aggregate Discount Amount in respect of each Bill;
the Bill Acceptance / Endorsement Fee in respect of those Bills;
any amount payable by the Borrower under clauses 6.7, 6.11 or 6.12 which remains unpaid; and
any Outstanding Current Bill Amount in respect of Bills under the Commercial Bills Facility on the Funding Date.
Any amount deducted by the Lender under clause 6.9(b)(5) or 6.9(b)(6) must be applied in discharge of the Borrower’s obligations to the Lender under clauses 6.11 or 6.12, or in payment of the relevant amount of Tax, as the case may be.
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Bills accepted or endorsed but not discounted
If the Lender is not required to discount Bills under clause 6.9:
before 1.00pm (Sydney time) on the Funding Date the Lender must, following acceptance or endorsement of the Bills in accordance with clause 6.1, release the Bills to the Borrower of the Bill Funding at the Lending Office but only against receipt of Same Day Funds for:
the Bill Acceptance / Endorsement Fee in respect of those Bills;
any amount payable by a Borrower under clauses 6.7, 6.11 or 6.12 which remains unpaid;
any Outstanding Current Bill Amount in respect of Bills under the Commercial Bills Facility on the Funding Date; and
each Borrower agrees that the Lender is entitled to participate in any tender or other process under which the Bills are discounted.
Borrower’s primary liability to pay Bills
As between the Lender and the Borrowers, the Borrowers are primarily liable in respect of Bills accepted by the Lender or endorsed by the Lender and accordingly the liability of a Borrower with respect to any Bill is not discharged if the Lender pays the Bill as acceptor or endorser or becomes the holder of the Bill at any time whether before, on or after maturity.
Indemnity in respect of Bills
The Borrowers indemnify the Lender against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment (including, but not limited to, any Tax referred to in clause 6.7) which the Lender suffers, incurs or is liable for by reason of or arising out of or in consequence of the Lender signing, drawing, accepting or endorsing any Bill or otherwise dealing with any Bill in the manner contemplated by this agreement.
Variation of procedures
The Lender may, acting reasonably, vary any of the times at or by which any thing is to be done under this clause 6 to ensure the effective operation of the procedures contemplated by this clause 6. Any such variation will be binding on the Borrowers immediately upon Sims being notified of it.
Fees
On each Funding Date on which a Bill Funding is made, including in respect of a Bill Funding drawn in accordance with clause 6.15(e), the Borrowers must pay to the Lender as a Bill Acceptance / Endorsement Fee, an amount equal to the Bill Acceptance / Endorsement Fee Rate per annum of the Face Value Amount of each Bill accepted by the Lender on that Funding Date, calculated for the number of days in the tenor of each Bill on the basis of a 365 day year.
The Borrowers will pay to the Lender such other fees referable to the Commercial Bills Facility initially as specified in the Fee Schedule and thereafter as advised from time to time by the Lender to the Borrowers with at least 30 days notice.
Repayment by cash cover and netting
Subject to clause 6.15(b), the Borrower must not later than 1.00pm (Sydney time) on the maturity date for a Bill comprised in a Bill Funding which is accepted by the Lender, or endorsed and
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held at maturity by the Lender, pay to the Lender an amount equal to the Face Value Amount of the Bill.
If all or part of a Bill Funding is to be redrawn on the last day of its Funding Period, then on that day the only amount that must be paid or made available by the Lender or the Borrowers, as the case may be depending on the amount of the Bill Funding, is the difference between:
the amount which the Borrowers are required to pay to the Lender in respect of Bills maturing on that day under clause 6.15(a) and 6.15(d) plus any amount the Borrowers are required to pay on that date under clauses 6.9(b)(4) and 6.9(b)(5); and
any Net Bill Proceeds (excluding the amount payable under clause 6.9(b)(6)) which the Lender is required to pay or make available to the Borrower in respect of replacement Bills on that day under clause 6.9.
Clause 6.9(b) applies to clause 6.15(b) only to the extent specified in clause 6.15(b).
In respect of a Bill endorsed by the Lender and held by a third party at maturity the Borrower of the relevant Bill Funding must:
on the maturity date immediately notify the Lender when the Borrower discharges that Bill; and
if demand is made on the Lender as endorser of the Bill immediately on demand pay to the Lender an amount equal to the Face Value Amount of the Bill.
If, on the maturity date for a Bill comprised in a Bill Funding, a Borrower has not paid any amount payable to the Lender in accordance with clauses 6.15(a), 6.15(b) or 6.15(d), each Borrower irrevocably authorises and appoints the Lender and each Authorised Officer of the Lender as its attorney to prepare and execute for and on behalf of, and in the name of, any Borrower and to complete all Bills required by a Borrower for a Bill Funding, as in the opinion of the Lender are necessary and in such amounts as are sufficient to result in Net Bill Proceeds of an amount equal to the amount of any such payment otherwise payable to the Lender under clauses 6.15(a), 6.15(b) or 6.15(d).
Each Borrower must ratify and confirm anything done or caused to be done by its attorney pursuant to the power and authority granted by it under clause 6.15(e).
Acknowledgment regarding signed Bills
The Borrowers acknowledge that if the Lender, without actual notice to the contrary, relies on Bills which appear to have genuine signatures of Authorised Officers of a Borrower, the Lender has no further duty to enquire as to the signatory’s authority or any other matters in connection with execution of the Bill and the indemnity in clause 6.12 will not be affected by any lack of authority, fraud or forgery by any person (other than the Lender or its employees).
Credit Support Facility
Issue of Credit Support Documents
If a Borrower gives a Funding Notice under the Credit Support Facility, the Lender must, subject to this agreement, issue each Credit Support Document requested in the Funding Notice on the specified Funding Date in the specified Available Currency and otherwise in accordance with that Funding Notice.
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Additional Funding Notice requirements
Each Funding Notice requesting the issue of any Credit Support Document must, in addition to satisfying clause 4.2, specify in relation to each requested Credit Support Document:
details of each Beneficiary Contract to which it relates (including, without limitation, details of the Beneficiary and the terms and conditions of any Beneficiary Contract (by annexing a copy to the Funding Notice or by any other means acceptable to the Lender in its absolute discretion);
whether it is required to be in the form of a Standby LC or Bank Guarantee;
its proposed Funding Date;
its proposed Expiry Date;
the currency in which it is to be denominated;
its Face Value Amount in Dollars or, if it is to be denominated in a Foreign Currency, its Face Value Amount in the Foreign Currency;
the effective interest rate, and the period for which that interest is to accrue, if applicable, under any Finance Contract to which it relates; and
any other information the Lender may reasonably require from time to time.
Form of Credit Support Documents
A Credit Support Document must:
be substantially in a form acceptable to the Lender, in its sole discretion;
unless otherwise agreed by the Lender, have a minimum Face Value Amount:
if denominated in Dollars, of A$50,000; or
if denominated in a Foreign Currency, not less than an amount, based on the Original Amount which is the equivalent of A$50,000;
be payable at a Lending Office;
only be payable on a Business Day;
unless otherwise agreed by the Lender, have an Expiry Date which is before the Termination Date for the Facility in respect of which the Credit Support Document is issued and the Final Termination Date;
have an Expiry Date which is a date not more than 14 days after the termination date of any Beneficiary Contract to which it relates unless otherwise agreed;
be irrevocable and non transferable; and
be denominated in an Available Currency.
Prepayment under Credit Support Facility
A Borrower may prepay the Principal Outstanding in relation to any Current Credit Support Document issued under the Credit Support Facility by giving the Lender at least 10 Business Days’ prior notice specifying:
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the prepayment date; and
the relevant Current Credit Support Documents.
The Borrowers must prepay each Current Credit Support Document specified in the prepayment notice on the prepayment date specified in the notice by either:
returning to the Lender the originals of each Current Credit Support Document specified in the prepayment notice for cancellation by the Lender or an acknowledgement from each Beneficiary of each such Credit Support Document in favour of the Lender that each such Beneficiary has no right to make a claim under the relevant Credit Support Document; or
paying cash cover to the Lender in Same Day Funds and in the Relevant Currency in which the Credit Support Document is denominated in an amount equal to the Current Amount of each Current Credit Support Document specified in the prepayment notice.
The Lender must apply any cash cover received by it under clause 7.4(b)(2) in accordance with clause 12.3.
A notice given under clause 7.4(a) is irrevocable.
Prepayment date
The Borrower may make a prepayment under clause 7.4 on any Business Day.
Cash cover
The Borrowers must not later than 1.00pm (Sydney time) on the earlier of:
the Termination Date for the Facility in respect of which a Credit Support Document has been issued; and
the Final Termination Date,
repay each Current Credit Support Document issued in respect of that Facility by either:
returning to the Lender the originals of each Current Credit Support Document for cancellation by the Lender or an acknowledgement from each Beneficiary of each such Credit Support Document in favour of the Lender that each such Beneficiary has no right to make a claim under the relevant Credit Support Document; or
paying cash cover to the Lender in Same Day Funds and in the Relevant Currency in which the Credit Support Document is denominated in an amount equal to the Current Amount of each Current Credit Support Document.
Fees
On each Funding Date on which a Credit Support Document is issued to the Borrowers, and thereafter on each date falling 6 months after the date on which a Credit Support Document is issued to the Borrowers, the Borrowers must pay to the Lender a fee equal to the greater of:
the Credit Support Document Fee Rate per annum of the Face Value Amount of each Credit Support Document issued, calculated for the 6 month period following the date on which the fee is payable, up to and including the Expiry Date of the relevant Credit Support Document and on the basis of a 365 day year; and
A$80.00 for each Credit Support Document issued.
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The Borrowers will pay to the Lender such other fees referable to the Credit Support Facility initially as specified in the Fee Schedule and thereafter as advised by the Lender from time to time.
Tax on Credit Support Documents
The Borrowers must pay any Tax (other than an Excluded Tax) on or in respect of any issued Credit Support Document.
Liability of Borrowers
If the Lender makes any payment to a Beneficiary under a Credit Support Document, the Borrowers must pay to the Lender immediately on demand Same Day Funds in the same amount and in the same currency as the payment made by the Lender to the Beneficiary.
The liability of the Borrowers under clause 7.9(a) in respect of any Credit Support Document is a continuing obligation and only ceases upon the Borrower paying to the Lender all amounts required to be paid under this agreement in respect of the Credit Support Document.
Early expiration or reduction
The Borrowers may agree with a Beneficiary to vary a Credit Support Document so that:
the Credit Support Document will expire on a date before the Expiry Date; or
the Face Value Amount of the Credit Support Document is reduced, or both, but the agreement is not binding upon the Lender in any case unless the Lender has given its prior written consent, such consent not to be unreasonably withheld or delayed.
The consent of the Lender under clause 7.10(a) will only be given if:
the proposed variation has been notified in writing to the Lender by Sims;
except in the case of Bank Guarantees, the Beneficiary’s bank has notified the Lender that it agrees to the proposed variation; and
Sims has requested the Lender to re-issue a replacement Credit Support Document incorporating the proposed variation, and any consent only becomes effective when the original Credit Support Document is returned to the Lender or, if the Credit Support Document has been lost or destroyed, when the Lender receives, in a form and substance satisfactory to it, a written confirmation (on the Beneficiary’s letterhead) given by a director or other officer acceptable to the Lender of the Beneficiary, as to the circumstances of the loss or destruction of the original Credit Support Document and acknowledging that no claim will be made under it.
Beneficiary Contracts and notification
Each Borrower must:
use all reasonable endeavours to comply with all its obligations under or in respect of each Beneficiary Contract; and
give notice to the Lender promptly upon becoming aware of any:
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material breach of any term by a Transaction Party; or
termination, rescission or discharge,
of any Beneficiary Contract.
Obligations of the Lender
If a Beneficiary satisfies all requirements of a Credit Support Document regarding payment under the Credit Support Document, the Lender must pay the Beneficiary despite:
any breach by a Borrower or any other Transaction Party of any of its obligations under any Transaction Document or of any provision of a Beneficiary Contract;
any direction by a Borrower to the Lender not to pay;
any right of set off or other claim which a Borrower or any other Transaction Party may have against the Beneficiary;
any dispute between a Borrower or any other Transaction Party and the Beneficiary;
any dispute by a Borrower as to the obligation of the Lender to make payment; or
any other thing notified or known to the Lender relating to a Borrower, any other Transaction Party and any Beneficiary.
Indemnity in respect of Credit Support Document
The Borrowers jointly and severally indemnify the Lender against any Loss which the Lender pays, suffers, incurs or is liable for by reason of, arising out of, or in consequence of:
the Lender issuing, making payment under or consenting to any amendment to or variation of any Credit Support Document;
any claim or purported claim for payment under a Credit Support Document; or
anything done by any person who is or claims to be entitled to the benefit of a Credit Support Document, provided that the Lender has acted with due care in connection with the Credit Support Document and other than any Loss due to the negligent failure of the Lender to enquire as to whether any notice or demand has been inaccurately transmitted or received from any cause whatsoever or has been given or sent by an unauthorised person.
Unconditional nature of Borrower’s obligations
The obligations of a Borrower under this agreement, including clause 7.13, are absolute and unconditional and are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including:
any set off, deduction, counterclaim, agreement, defence, suspension, deferment or other claim which the Borrower or any other Transaction Party may have against the Lender or any Beneficiary;
any falsity, inaccuracy, insufficiency or forgery of or in any communication which on its face purports to be a communication signed or authorised under any Relevant Credit Support Document;
any communication inaccurately transmitted or received or sent by an unauthorised person;
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any impossibility or illegality of performance of any Relevant Credit Support Document;
any act of any Government Agency, court or arbitrator or application of any law (present or future) in any jurisdiction affecting any of the terms of any Relevant Credit Support Document;
any failure by any person to obtain any Authorisation or other approval or consent necessary or appropriate in connection with any Relevant Credit Support Document; any falsity, inaccuracy, insufficiency or forgery of or in any document presented to the Lender as a Beneficiary Contract or otherwise in respect of a Credit Support Document and which appears to the Lender in its opinion to correspond to the documents specified in the Funding Notice requesting the relevant Credit Support Document or otherwise required under the relevant Credit Support Document;
any Relevant Credit Support Document which is wholly or partly void, voidable, unenforceable or invalid; or
any other act, omission, matter or thing whatsoever whether negligent or not, provided that the Lender has acted with due care in connection with the Credit Support Document and other than a negligent failure of the Lender to enquire as to whether any notice or demand has been inaccurately transmitted or received from any cause whatsoever or has been given or sent by an unauthorised person.
The Lender is not liable for any failure, and is not required to make any enquiries, in respect of any matter listed in clause 7.14(a) with respect to any claim which on its face complies with the relevant Credit Support Document.
Clauses 7.14(a) and 7.14(b) apply irrespective of:
the consent or knowledge, or lack of consent or knowledge, of the Lender, any Transaction Party or any other person of any event described in clause 7.14(a); or
any rule of law or equity to the contrary.
Trade Finance Facility
Additional Funding Notice requirements
Each Funding Notice requesting the issue of a Funding Portion under the Trade Finance Facility must, in addition to satisfying clause 4.2, specify in relation to each requested Funding Portion:
whether the requested Funding Portion is to be provided as a Documentary LC, Proceeds of Negotiation or a Trade Advance; and
the relevant Obligation to which the Funding Portion applies.
Each Funding Notice requesting that a Funding Portion be provided as a Documentary LC must, in addition to satisfying clause 4.2, specify in relation to each requested Documentary LC:
details of each Beneficiary Contract to which it relates including, without limitation, details of the Beneficiary and the terms and conditions of any Beneficiary Contract (by annexing a copy to the Funding Notice or by any other means acceptable to the Lender in its absolute discretion);
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the form of the Payment Documents (by annexing a copy of the form of each Payment Document or a detailed description of it to the Funding Notice);
all other required terms and conditions of the Documentary LC (by annexing an Application for Irrevocable Documentary Credit);
its proposed Funding Date;
its proposed Expiry Date;
the currency in which it is to be denominated;
its Face Value Amount in Dollars or, if it is to be denominated in a Foreign Currency, its Face Value Amount in the Foreign Currency; the effective interest rate, and the period for which that interest is to accrue, if applicable, under any Finance Contract to which it relates; and
any other information the Lender may reasonably require from time to time.
Each Funding Notice requesting that a Funding Portion be provided as Proceeds of Negotiation must be accompanied by:
such application forms and authorities as are required by the Lender in its discretion; and
the relevant Foreign Bill.
Provision of Trade Advances
If Part 4 of the Key Terms Schedule specifies that Trade Advances are “Available” and a Borrower gives a Funding Notice for a Trade Advance:
denominated in Dollars, the Lender must provide, subject to this agreement, the Funding Portion in Same Day Funds, to be applied in accordance with clause 8.3;
denominated in a Foreign Currency, and, in the case of a Foreign Currency other than an Available Currency which the Lender in its absolute discretion consents to provide the Funding Portion in that Foreign Currency, the Lender must provide, subject to this agreement, the Funding Portion in Same Day Funds in the Foreign Currency specified not later than 12 noon (being the time in the place of payment) on the specified Funding Date, to be applied in accordance with clause 8.3.
Application of Trade Advances
The Lender will apply each Trade Advance under the Trade Finance Facility towards satisfaction of the Obligation specified in the Funding Notice, on the Funding Date specified in that Funding Notice.
Repayment of Trade Advances
Each Borrower must repay each Trade Advance on the Interest Payment Date for that Funding Portion.
Interest on Trade Advances
The Borrower of a Trade Advance must pay interest on the principal amount of the Trade Advance at the Funding Rate for the Funding Period.
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Interest is calculated on daily balances on the basis of a 365 day year (in the case of a Trade Advance denominated in Dollars or Sterling) and on the basis of a 360 day year (in the case of a Trade Advance other than one denominated in Dollars or Sterling) and for the actual number of days elapsed from and including the first day of each Funding Period to, but excluding, the last day of the Funding Period or, if earlier, the date of prepayment or repayment of the Trade Advance under this agreement.
The Borrowers must pay accrued interest in arrears to the Lender at the end of each month during the Funding Period and on the Interest Payment Date for the Trade Advance.
Issue of Documentary LCs
If Part 4 of the Key Terms Schedule specifies that Documentary LCs are “Available” and a Borrower gives a Funding Notice requesting a Documentary LC under the Trade Finance Facility, the Lender must, subject to this agreement, issue each Documentary LC requested in the Funding Notice on the specified Funding Date in the specified Available Currency and otherwise in accordance with that Funding Notice.
Form of Documentary LCs
A Documentary LC must:
be substantially in a form acceptable to the Lender, in its sole discretion;
be payable at a Lending Office;
only be payable on a Business Day;
unless otherwise agreed by the Lender, have an Expiry Date which is before the Termination Date for the applicable Facility in respect of which the Trade Finance Facility has been drawn down and the Final Termination Date;
have an Expiry Date which is a date not more than 14 days after the termination date of any Beneficiary Contract to which it relates unless otherwise agreed;
be irrevocable and non transferable; and
be denominated in an Available Currency.
Credit Support Document terms apply to Documentary LC
Clauses 7.4 to 7.6 (inclusive) and clauses 7.8 to 7.14 (inclusive) apply to each Documentary LC provided under the Trade Finance Facility as though each reference to the ‘Credit Support Facility’ were to the Trade Finance Facility, each reference to a ‘Credit Support Document’ were to a Documentary LC and each reference to a ‘Current Credit Support Document’ were to a Current Documentary LC.
Foreign Bills Negotiation
If Part 4 of the Key Terms Schedule specifies that Proceeds of Negotiation are “Available” and a Borrower gives a Funding Notice for Proceeds of Negotiation the Lender must, subject to this agreement, negotiate Foreign Bills duly presented to the Lender for negotiation and shall pay the Proceeds of Negotiation to the Borrower of the Funding Portion.
[*] Confidential Treatment Requested

Interest on Proceeds of Negotiation
The Borrower of a Funding Portion provided as Proceeds of Negotiation must pay interest on the principal amount of the Proceeds of Negotiation at the Funding Rate for the Funding Period.
Interest is calculated on daily balances on the basis of a 365 day year (in the case of Proceeds of Negotiation denominated in Dollars or Sterling) and on the basis of a 360 day year (in the case of Proceeds of Negotiation other than one denominated in Dollars or Sterling) and for the actual number of days elapsed from and including the first day of each Funding Period to, but excluding, the last day of the Funding Period or, if earlier, the date of prepayment or repayment of the Proceeds of Negotiation under this agreement.
The Borrowers must pay accrued interest in arrears to the Lender on each Interest Payment Date for the relevant Funding Portion and on the date on which the Proceeds of Negotiation are repaid to the Lender in full in accordance with clause 8.11.
Repayment of Proceeds of Negotiation
The Borrowers must procure that any Funding Portion provided as Proceeds of Negotiation is repaid in full on or before the expiry date of the relevant Foreign Bill negotiated by the Lender in accordance with clause 8.9.
The parties acknowledge and agree that payment or reimbursement in full by a counterparty bank under a Foreign Bill negotiated by the Lender in accordance with clause 8.9 will be deemed to be a repayment of the relevant Funding Portion provided as Proceeds of Negotiation.
Extension of repayment of Proceeds of Negotiation
A Borrower of a Funding Portion provided as Proceeds of Negotiation may request an extension for the repayment of the Funding Portion by:
on any date prior to the date on which the Foreign Bill negotiated by the Lender in accordance with clause 8.9 in connection with the Proceeds of Negotiation expires (Expiring Bill), giving notice to the Lender in writing that it requests an extension for the repayment of the Proceeds of Negotiation; and
providing the Lender with a replacement Foreign Bill on substantially the same terms (other than as to its expiry date) and for the same principal amount as the Expiring Bill (Replacement Bill).
If a Borrower has requested an extension for the repayment of a Funding Portion provided as Proceeds of Negotiation in accordance with clause 8.12(a) the Lender may, in its absolute discretion, agree to extend the date for repayment of the Proceeds of Negotiation in accordance with the terms of the Replacement Bill.
If the Lender agrees to extend the date for repayment of the Proceeds of Negotiation in accordance with this clause 8.12, the Borrowers must procure that the Funding Portion provided as Proceeds of Negotiation will be repaid in full on or before the expiry date of the Replacement Bill.
Fees
The Borrowers will pay to the Lender such other fees referable to the Trade Finance Facility initially, as specified in the Fee Schedule and thereafter as advised by the Lender from time to time.
[*] Confidential Treatment Requested

Overdraft Facility
Overdraft Facility
The Lender agrees to make the Overdraft Facility available on the terms and conditions set out in this agreement and the Group Limit Facility.
If there is any inconsistency between the terms of this agreement and the terms of the Group Limit Facility, the terms of the Group Limit Facility will prevail to the extent of the inconsistency.
Funding Portions
A Funding Portion under the Overdraft Facility may be in any minimum amount and the requirements of clause 4.4 do not apply to the Overdraft Facility.
Any number of Funding Portions under the Overdraft Facility may be outstanding at any time.
Prepayment
A Borrower may prepay a Funding Portion drawn under the Overdraft Facility at any time in whole or in part.
Fees
The Borrowers will pay to the Lender the Lender’s account services fees, notified to Sims from time to time and such other fees referable to the Overdraft Facility in accordance with the Group Limit Facility.
Representations and warranties
Representations and warranties
Each Borrower makes the representations and warranties contained in clause 3 of the Common Terms Deed for themselves and on behalf of each other Transaction Party for the benefit of the Lender, as if those representations and warranties were set out in full in this clause 10.1.
Survival and repetition of representations and warranties
The representations and warranties given under this agreement:
survive the execution of each Transaction Document; and
are deemed to be repeated on each date representations and warranties are repeated under clause 3.2(b) of the Common Terms Deed with respect to the facts and circumstances then subsisting.
Reliance by Lender
Each Borrower acknowledges that the Lender has entered into each Transaction Document to which it is a party in reliance on the representations and warranties given under this agreement.
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Undertakings
Incorporated undertakings
The Borrowers must, and must ensure that each other Transaction Party will, comply with clause 4 of the Common Terms Deed.
Compliance
Each Borrower must, and must ensure that each other Transaction Party will, comply with all its obligations under each Transaction Document to which it is a party.
Term of undertakings
Unless the Lender otherwise agrees in writing, until:
the Commitment is cancelled; and
the Outstanding Moneys are unconditionally repaid in full;
each Borrower must, at its own cost, comply with its undertakings in this clause 11.
Events of Default
Events of Default
An Event of Default occurs if an ‘Event of Default’ as defined in the Common Terms Deed occurs, whether or not it is within the control of a Transaction Party.
Effect of Event of Default
Clauses 5.2 to 5.4 (inclusive) of the Common Terms Deed apply to this agreement as if set out in full in this agreement and as if references in those clauses to ‘this deed’ were to ‘this agreement’.
Application of cash cover under Commercial Bills Facility, Trade Finance Facility and Credit
Support Facility
The Lender must apply any cash cover paid to it under clause 6.15, 7.4(b)(2), 7.6 or 12.2 or pursuant to clause 8.8:
firstly, against the obligations of the Borrowers under this agreement in respect of any Current Credit Support Document or Current Bill in relation to which the cash cover was lodged; and
secondly, in payment of the balance, if any, of the Outstanding Moneys.
The Lender is not required to pay any interest on any amount of cash cover paid to it under clause 6.15, 7.4(b)(2), 7.6 or 12.2 or pursuant to clause 8.8.
If the Lender is satisfied that:
every Current Credit Support Document, Current Bill and Current Documentary LC has been paid in full or discharged; and
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no Outstanding Moneys are or may become due,
then the Lender must, if it receives a written notice from Sims to do so, repay to the Borrowers any amount paid to the Lender under clause 6.15, 7.4(b)(2), 7.6 or 12.2 or pursuant to clause 8.8 which has not been, or is not required to be, applied in accordance with clause 12.3(a).
New Related Body Corporate
Where, after the date of this agreement, an entity becomes a Related Body Corporate of a Transaction Party and, at such time, financial accommodation has been provided to such entity by the Lender or any other member of the Commonwealth Bank Group (Existing Accommodation), the Lender may, at any time within 60 days after the notification to the Lender that an entity that has been provided with Existing Accommodation has become a Related Body Corporate of a Transaction Party, by notice in writing to that entity or any other Transaction Party declare:
that where the notice is given to the relevant entity, the Existing Accommodation (or any lesser amount specified in the notice) is due and payable within the period specified in the notice which shall be not less than 60 days; or
that where the notice is given to a Transaction Party other than the relevant entity, financial accommodation then provided by the Lender to that Transaction Party must be reduced by payment of an amount (specified in the notice) equal to or less than the existing accommodation within the period specified in the notice.
Amounts specified in a notice given pursuant to 12.4(a) are payable within the period specified in such notice.
Fees
The Borrowers must pay to the Lender the following fees:
commitment fee: a non-refundable commitment fee equal to the Commitment Fee Rate per annum calculated on a daily basis on the daily balance of the Undrawn Commitment on the basis of a 365 day year (in the case of a Commitment denominated in Dollars or Sterling) and on the basis of a 360 day year (in the case of a Commitment other than one denominated in Dollars or Sterling) and for the actual number of days elapsed, to be paid in arrears on the last day of each calendar quarter; and
[*]
Interest on overdue amounts
Payment of interest
Each Borrower must pay interest on:
any of the Outstanding Moneys due and payable by it, but unpaid; and
any interest payable but unpaid under this clause 14.
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Accrual of interest
The interest payable under this clause 14:
accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the Outstanding Moneys becomes merged; and
may be capitalised at monthly intervals.
Rate of interest
The rate of interest payable under this clause 14 on any part of the Outstanding Moneys is the higher of:
the Overdue Rate determined by the Lender:
on the date that part of the Outstanding Moneys becomes due and payable but is unpaid; and
on each date which is 1 month after the immediately preceding date on which the Overdue Rate was determined under this clause 14.3(a); and
the rate fixed or payable under a judgment or other thing referred to in clause 14.2(a).
Assignment and substitution
Clause 13 of the Common Terms Deed applies to this agreement as if set out in full in this agreement and as if references in that clause to ‘this deed’ were to ‘this agreement’ other than the reference to ‘this deed’ in clause 13.2(c) which should be read as a reference to the Common Terms Deed.
Additional Borrowers
Additional Borrowers
Sims may request that any of its wholly owned Subsidiaries becomes an Additional Borrower. That Subsidiary shall become an Additional Borrower if:
the Lender approves the addition of that Subsidiary as an Additional Borrower;
Sims delivers to the Lender a duly completed and executed Accession Deed for the accession of that Subsidiary as an Additional Borrower;
Sims confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and
the Subsidiary has acceded as an “Additional Borrower” and an “Additional Guarantor” under the Common Terms Deed.
[*] Confidential Treatment Requested

Repetition of Representations
Delivery of an Accession Deed to the Lender constitutes confirmation by the relevant Subsidiary that the representations and warranties in the Transaction Documents are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.
General
Governing law and jurisdiction
This agreement is governed by the laws of New South Wales.
Each Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.
Each Borrower irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.
Each Borrower irrevocably waives any immunity in respect of its obligations under this agreement that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.
Each Borrower (other than Sims) appoints Sims in relation to proceedings in New South Wales as its agent to receive service of any legal process on its behalf without excluding any other means of service permitted by the law of New South Wales.
Sims irrevocably accepts its appointment as process agent under clause 17.1(e).
Prohibition and enforceability
Any provision of, or the application of any provision of, any Transaction Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.
Any provision of, or the application of any provision of, any Transaction Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.
Waivers
Waiver of any right arising from a breach of this agreement or of any Power arising on default under this agreement or on the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.
A failure or delay in exercise, or partial exercise, of:
a right arising from a breach of this agreement or the occurrence of an Event of Default; or
a Power created or arising on default under this agreement or on the occurrence of an Event of Default,
[*] Confidential Treatment Requested

does not result in a waiver of that right or Power.
A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement or on the occurrence of an Event of Default as constituting a waiver of that right or Power.
A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.
This clause may not itself be waived except in writing.
Variation
A variation of any term of this agreement must be in writing and signed by the parties.
Cumulative rights
The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Lender, any Receiver or Attorney.
Counterparts
This agreement may be executed in any number of counterparts.
All counterparts, taken together, constitute one instrument.
A party may execute this agreement by signing any counterpart.
Attorneys
Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.
[*] Confidential Treatment Requested

Schedules

Borrowers	44
Key Terms Schedule	47
Fee Schedule	51
Funding Notices	54
Selection Notice	60
Renewal Notice	62
[*] Confidential Treatment Requested

Schedule 1
Borrowers
Clause 1.2 (Definitions)

Jurisdiction of
incorporation /
registration /
Name	organisation	Company number (if any)
Sims Metal Management Limited	Australia	69 114 838 630
Sims Group Australia Holdings Limited	Australia	37 008 634 526
Sims Aluminium Pty Limited	Australia	93 004 370 905
Sims Group UK Limited	United Kingdom	3242331
Sims Group UK Holdings Limited	United Kingdom	2904307
Mirec B.V.	The Netherlands	17073024
Sims Recycling Solutions AB	Sweden	N/A
Sims Group USA Corporation	Delaware	N/A
Sims Group Global Trade Corporation	Delaware	N/A
North Carolina Resource Conservation, LLC	North Carolina	N/A
Sims Group USA Holdings Corporation	Delaware	N/A
Schiabo Larovo Corporation	Delaware	N/A
[*] Confidential Treatment Requested

Jurisdiction of
incorporation /
registration /
Name	organisation	Company number (if any)
Simsmetal East LLC	Delaware	N/A
Simsmetal West LLC	Delaware	N/A
Metal Management, Inc.	Delaware	N/A
Metal Management Alabama, Inc.	Delaware	N/A
Metal Management Arizona, L.L.C.	Arizona	N/A
SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.)	Delaware	N/A
Metal Management Memphis, L.L.C.	Tennessee	N/A
Metal Management Midwest, Inc.	Illinois	N/A
Metal Management Mississippi, Inc.	Delaware	N/A
Metal Management Northeast, Inc.	New Jersey	N/A
Metal Management Ohio, Inc.	Ohio	N/A
Metal Management West, Inc.	Colorado	N/A
Proler Southwest LP	Texas	N/A
Metal Dynamics Detroit LLC	Delaware	N/A
[*] Confidential Treatment Requested

Jurisdiction of
incorporation /
registration /
Name	organisation	Company number (if any)
Sims Recycling Solutions Holdings Inc. (formerly Sims Recycling Solutions, Inc.)	N/A	Illinois
Sims Recycling Solutions, Inc. (formerly United Refining & Smelting Co)	N/A	Illinois
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Schedule 2
Key Terms Schedule
Sub-facilities
Part 1 — Cash Advance Facility

Facility	Available.

Facility Limit	Not applicable.

Purpose	Acquisition financing and for general corporate purposes.

Margin	The Margin determined in accordance with the following table:

	Gearing Ratio	Margin (3 years)
	[*]	[*]
Part 2 — Commercial Bills Facility

Facility	Available.

Facility Limit	Not applicable.

Purpose	Financing or supporting the working capital needs of the Sims Group and for general corporate purposes.

Bill Acceptance / Endorsement Fee Rate	The Bill Acceptance / Endorsement Fee Rate determined in accordance with the following table:

	Gearing Ratio	Bill Acceptance /Endorsement Fee Rate
	[*]	[*]
[*] Confidential Treatment Requested

Part 3 — Credit Support Facility

Facility	Available.

Facility Limit	Not applicable.

Purpose	Financing or supporting the working capital needs of the Sims Group and for general corporate purposes.

Credit Support Document Fee Rate	The Credit Support Document Fee Rate determined in accordance with the following table:

	Gearing Ratio	Credit Support Document Fee Rate
	[*]	[*]
Part 4 — Trade Finance Facility

Facility	Available.

Documentary LCs	Available.

Trade Advances	Available.

Proceeds of Negotiation	Available.

Facility Limit	Not applicable.

Purpose	The financing or refinancing of Obligations.

Margin	The Margin determined in accordance with the following table:

	Gearing Ratio	Margin
	[*]	[*]
Part 5 — Overdraft Facility

Facility	Available.

Purpose	Financing or supporting the working capital needs of the Sims Group.

Overdraft Borrower	76 Sims Group Australia Holdings Limited;
77 Sims Aluminium Pty Limited;
78 Sims Metal Management Ltd; and
79 any other entity agreed by the Lender to be an “Applicant” for the purposes of the Group Limit Facility in accordance with paragraph (2)(g) of the Group Limit Facility.
[*] Confidential Treatment Requested

Facilities
Part A — A$ Facility

Facility	Available.

Facility Limit	A$87,200,000

Termination Date	The date which is three years after the date of the Common Terms Deed.
Part B — US$ Facility

Facility	Available.

Facility Limit	US$250,000,000

Termination Date	The date which is three years after the date of the Common Terms Deed.
Part C — GBP Facility

Facility	Available.

Facility Limit	£82,500,000

Termination Date	The date which is three years after the date of the Common Terms Deed.
Part D — General

Commitment	A$ Facility	US$ Facility	GBP Facility
millions
	A$87.2	US$250	£82.5
Commitment Fee Rate	On any date, [*] of the applicable Margin on that date.

Final Termination Date	The date which is three years after the date of the Common Terms Deed.

Overdue Margin	[*] per annum.
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Schedule 3
     Fee Schedule
Cash Advance Facility fees
Such fees referable to the Cash Advance Facility as advised by the Lender to Sims from time to time.
Commercial Bills Facility fees

Charge type	Pricing	Min/Max
Bill Handling Fee	A$150	n/a
Credit Support Facility fees
Such fees referable to the Credit Support Facility as advised by the Lender to Sims from time to time.
Trade Finance Facility fees

Product
Imports	Charge Type	Pricing	Min/Max
Import Documentary Collections	Document handling	0.25% of collection amount	A$100 / A$1000
	Accepted Bills received for payment	A$80	n/a
	Documents free of payment	A$80	n/a
	Consignment	A$100	n/a
	AWB release issuance	A$100	n/a
	Avalisation Bills of Exchange	On application	MinA$100
	Additional handling charges	A$80	n/a
	Import collection cancellation	A$75	A$75
Import Documentary Letters of Credits (IDLC)	Issuance	0.125% of amount for each 6 month period or part thereof	A$100
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Product
Imports	Charge Type	Pricing	Min/Max
	Issuance — via bank’s e-channel	0.125% of amount for each 6 month period or part thereof	A$75
	Amendment	A$80	n/ a
	Amendment — via bank’s e-channel	A$65	n/a
	Increase in value	0.125% of amount for each 6 month period or part thereof	n/a
	Extension of expiry	0.125% of amount for each 6 month period or part thereof	n/a
	Back-to-back issuance	Price on Application	MinA$300
	Cash-covered issuance structuring	Price on application	Min A$100
Bank’s e-channel	System set-up	n/a	n/a
	Monthly channel cost	n/a	n/a
Drawings under IDLC	Document handling	0.3%	A$100 / A$1000
	Acceptance/deferred payment	0.125% per 30 day period or part thereof	MinA$80
	Drawing under expired DC	A$80	n/a
	Discrepancy fee	US$100 or A$ Equivalent	n/a
	Reimbursement Commission	US$100 or A$ Equivalent	n/a
	Telex fee	US$20 or A$ Equivalent	n/a
Exports
Export Documentary Collections	Document handling	0.25%( includes GST)	A$100 / A$1000
	Documents free of payment	A$80 ( includes GST)	n/a
	Tracers for payment	A$20	n/a
	Additional handling charges	A$80 ( includes GST)	n/a
Foreign Bills Negotiated	Document handling	0.25% (GST exempt)	A$100 / A$1000
	Additional handling charges	A$80 ( includes GST)	n/a
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Product
Imports	Charge Type	Pricing	Min/Max
Export Documentary Letters Credits (EDLC)	Advising	A$90	n/a
	Advising of amendments	A$50	n/a
	Assignment of proceeds	A$100	n/a
	Transfer of EDLC	0.25%on value of transfer	Min A$300
	Transfer of amendment	A$80	n/a
	Confirmation of EDLC (charge for Bank and Country Risk)	Point of application	Min US$50
	Without Recourse Export Finance	Point of application
Drawings under EDLC	Document handling	0.25%	A$80 / A$1000
	Acceptance	Price on application	MinA$80
	Discrepancy fee	A$50	n/a
	Telex fee	US$20 or A$ equivalent	n/a
Trade Advances	Draw down	A$50	n/a
	Roll over	A$50	n/a
	Prepayment	A$50 plus Break Costs	n/a
	Late payment fee	A$50	n/a
Out of pocket expenses	SWIFT per message	MinA$15	n/a
	Telex per message	MinA$20	n/a
	Fax per message (international)	MinA$20	n/a
	Fax per message (domestic)	MinA$5 plus A$1 per page	n/a
	Courier (International)	At cost	MinA$30
	Courier (domestic)	At cost	MinA$20
	Express post	At cost	Min A$10
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Schedule 4
     Funding Notices
     Clause 4.2 (Requirements for a Funding Notice)
Part A — Funding Notice (Cash Advance Facility and Trade Advances or Proceeds of Negotiation under Trade Finance Facility)
To: Commonwealth Bank of Australia (Lender)
Attention: [insert relevant name]
We refer to the multi-option facility agreement dated 2 November 2009, as amended from time to time, between each party listed in Schedule 1 of that agreement (as Borrowers) and Commonwealth Bank of Australia (as Lender) (Facility Agreement).
Under clause 4 of the Facility Agreement:
We give you notice that we wish to draw on [insert date] (Funding Date).
The aggregate Original Amount to be drawn is [insert amount].
Particulars of each Funding Portion are:

Principal Amount
				(in Dollars or			Obligation (Trade
			Dollars or specify	applicable Foreign			Finance Facility
Borrower	Facility	Sub-facility	Foreign Currency	Currency)	Original Amount	Funding Period	only)

The proceeds of each Funding Portion are to be used in accordance with clause 3.2 of the Facility Agreement.
We request that the proceeds [be remitted to account number [insert account number] at [insert details]/be applied towards satisfaction of the above Obligation.]
[Note: for Proceeds of Negotiation only] [The Foreign Bill to be negotiated in connection with the Funding Portion is attached.]
We represent and warrant that no Default has occurred which is continuing or will result from the provision of any Funding Portion[, except as follows: [insert details], and we propose the following remedial action [insert details]].
[*] Confidential Treatment Requested

A term defined in the Facility Agreement has the same meaning when used in this Funding Notice.

date

Signed for and on behalf of [insert Borrower] by
sign here ►

Officer
print name

[*] Confidential Treatment Requested

     Part B — Commercial Bills Facility
Clause 4.2 (Requirements for a Funding Notice)
To: Commonwealth Bank of Australia (Lender)
Attention: [insert relevant name]
We refer to the multi-option facility agreement dated 2 November 2009, as amended from time to time, between each party listed in Schedule 1 of that agreement (as Borrowers) and Commonwealth Bank of Australia (as Lender) (Facility Agreement).
Under clause 4 of the Facility Agreement:
we give you notice that we wish to draw on [insert date] (Funding Date);
the aggregate Original Amount to be drawn is A$[insert amount];
particulars of the Funding Portion are:

Face Value
Borrower	Facility	Amount	Funding Period

and in respect of each Bill Funding we request that you accept only/accept and discount/ endorse only/endorse and discount each Bill comprised therein.
Please prepare, complete and sign the Bills comprised in each Bill Funding on our behalf.
We represent and warrant that no Default has occurred which is continuing or will result from the provision of any Funding Portion[, except as follows: [insert details], and we propose the following remedial action [insert details]].
A term defined in the Facility Agreement has the same meaning when used in this Funding Notice.
[*] Confidential Treatment Requested

date

Signed for and on behalf of [insert Borrower] by
sign here ►

Officer
print name

[*] Confidential Treatment Requested

     Part C — Funding Notice (Credit Support Facility and Documentary LCs under Trade Finance Facility)
Clause 4.2 (Requirements for a Funding Notice)
To: Commonwealth Bank of Australia (Lender)
Attention: [insert relevant name]
We refer to the multi-option facility agreement dated 2 November 2009, as amended from time to time, between each party listed in Schedule 1 of that agreement (as Borrowers) and Commonwealth Bank of Australia (as Lender) (Facility Agreement).
Under clause 4 of the Facility Agreement:
we give you notice that we wish to draw on [insert date] (Funding Date);
the aggregate Original Amount to be drawn is [insert amount];
particulars of the Funding Portion are:

Type of
			contingent		Face Value Amount
			liability		(in Dollars or
			(Documentary		applicable
			LC, Standby LC	Expiry	Foreign	Original
Borrower	Facility	Sub-facility	or Bank Guarantee)	Date	Currency)	Amount	Beneficiary

[A copy of the Beneficiary Contract for each Credit Support Document requested above is attached.]
[A copy of the Payment Documents for each Documentary LC requested above is attached.]
[A copy of the Application for Irrevocable Documentary Credit for each Documentary LC requested above is attached.]
[The effective rate interest rate and period for which that interest is to accrue under each of the Finance Contracts for each Credit Support Document requested above is as follows: [insert details]]
We request that you deliver each requested Credit Support Document to the relevant Beneficiary specified above;
We represent and warrant that no Default has occurred which is continuing or will result from the provision of any Funding Portion[, except as follows: [insert details], and we propose the following remedial action [insert details]].
A term defined in the Facility Agreement has the same meaning when used in this Funding Notice.
[*] Confidential Treatment Requested

date

Signed for and on behalf of [insert Borrower] by
sign here ►

Officer
print name

[*] Confidential Treatment Requested

Schedule 5
     Selection Notice
     Clause 5.4 (Selection Notice)
To: Commonwealth Bank of Australia (Lender)
Attention: [insert relevant name]
We refer to the multi-option facility agreement dated 2 November 2009, as amended from time to time, between each party listed in Schedule 1 of that agreement (as Borrowers) and Commonwealth Bank of Australia (as Lender) (Facility Agreement).
Under clause 4 of the Facility Agreement:
We give you notice that, in respect of the [A$ Facility / US$ Facility / GBP Facility], we wish to select the following Funding Period for the following Funding Portion under the Cash Advance Facility with effect on the date that the current Funding Period applicable to the relevant Funding Portion ends: [insert details of Funding Portion including the Principal Amount, existing Funding Period, new Funding Period and Selection Date].
We give you notice that, in respect of the [A$ Facility / US$ Facility / GBP Facility], we wish to divide the following Funding Portion under the Cash Advance Facility into the following amounts and with the following Funding Periods with effect on the date that the current Funding Period applicable to the relevant Funding Portion ends: [insert details of Funding Portion including the Principal Amount, existing Funding Period, new divided Funding Portions and new Funding Periods for the divided Funding Portions].
We represent and warrant that no Default has occurred which is continuing[, except as follows: [insert details], and we propose the following remedial action [insert details]].
A term defined in the Facility Agreement has the same meaning when used in this Selection Notice.
[*] Confidential Treatment Requested

date

Signed for and on behalf of [insert Borrower] by
sign here ►

Officer
print name

[*] Confidential Treatment Requested

Schedule 6
     Renewal Notice
To: Sims Metal Management Limited (Sims)
Attention: [insert relevant name]
Date:
We refer to the multi-option facility agreement dated 2 November 2009, as amended from time to time, between each party listed in Schedule 1 of that agreement (as Borrowers) and the Commonwealth Bank of Australia (as Lender) (Facility Agreement).
Under clause 3.5 of the Facility Agreement we give you notice that the Lender has agreed to extend the Final Termination Date by 12 months, from [insert date] (Existing Final Termination Date) to [insert date] (New Final Termination Date), subject to the following conditions:
the Borrowers indicating their acknowledgement and agreement to the extension of the Final Termination Date by 12 months, by signing and delivering this notice to the Lender within 30 days of receiving it;
[the Borrowers indicating their acknowledgement and agreement to the Key Terms Schedule being amended and restated in the form set out in the Schedule to this notice, by initialling the attached schedule and delivering the initialled schedule (attached to this notice) to the Lender within 30 days of receiving it]; and
[insert additional conditions precedent as required].
Subject to the above conditions being satisfied, we agree that on and from [insert date which is to be the upcoming anniversary date of the Common Terms Deed]:
the definition of “Final Termination Date” in clause 1.2 of the Facility Agreement shall be amended to be the New Final Termination Date; [and the Key Terms Schedule will be amended and restated in the form set out in the attached Schedule; and
the “Margin” for the purposes of the Group Limit Facility will be amended to be as follows:]

Group Limit Amount (A$)	Margin
[*]	[*]
[*]	[*]
A term defined in the Facility Agreement has the same meaning when used in this Renewal Notice.
[*] Confidential Treatment Requested

Schedule — Amended and restated Key Terms Schedule
[to be inserted]
Lender
Signed for
Commonwealth Bank of Australia
by its attorney

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Attorney

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in the presence of

sign here ►
Witness

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[*] Confidential Treatment Requested

Agreed and acknowledged by Sims for itself and on behalf of the other Borrowers:
Sims
Signed for
Sims Metal Management Limited

sign here ►
Director

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sign here ►
Director/Company Secretary

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[*] Confidential Treatment Requested

Schedule 7
Revised Commitment Notice
To:      Sims Metal Management Limited (Sims)
Attention: [insert relevant name]
Date:
We refer to the multi-option facility agreement dated 2 November 2009, as amended from time to time, between each party listed in Schedule 1 of that agreement (as Borrowers) and the Commonwealth Bank of Australia (as Lender) (Facility Agreement).
Under clause 3.6 of the Facility Agreement we give you notice that, as of the date you sign this Revised Commitment Notice, the Commitment under the:
(a)	A$ Facility, will be A$[insert], determined by reference to the following agreed rate of exchange: [insert].

(b)	US$ Facility, will be US$[insert], determined by reference to the following agreed rate of exchange: [insert].

(c)	GBP$ Facility, will be £[insert], determined by reference to the following agreed rate of exchange: [insert], which in aggregate is equivalent to a total amount of A$450,000,000.
A term defined in the Facility Agreement has the same meaning when used in this Revised Commitment Notice.
This is a Transaction Document for the purposes of the Facility Agreement.
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Lender
Signed for
Commonwealth Bank of Australia
by its attorney

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Attorney

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in the presence of

sign here ►
Witness

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Agreed and acknowledged by Sims for itself and on behalf of the other Borrowers:
Sims
Signed for
Sims Metal Management Limited

sign here ►
Director

print name

sign here ►
Director/Company Secretary

print name

Date signed by Sims:
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Signing page
Executed as an agreement
Sims
Signed sealed and delivered by
Sims Metal Management Limited
by

sign here ►
Company Secretary/Director

print name

sign here ►
Director

print name

Borrower
Signed sealed and delivered by
Sims Group Australia Holdings Limited
by

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Company Secretary/Director

print name

sign here ►
Director

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Borrower
Signed sealed and delivered by
Sims Aluminium Pty Limited
by

sign here ►
Company Secretary/Director

print name

sign here ►
Director

print name

Borrower
Signed sealed and delivered by
Sims Group UK Limited
by

sign here ►
Company Secretary/Director

print name

sign here ►
Director

print name

[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered by
Sims Group UK Holdings Limited
by

sign here ►
Company Secretary/Director

print name

sign here ►
Director

print name

Borrower
Signed sealed and delivered by
Mirec B.V.
by

sign here ►
Company Secretary/Director

print name

sign here ►
Director

print name

in the presence of

sign here ►
Witness

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[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered by
Sims Recycling Solutions AB
by

sign here ►
Company Secretary/Director

print name

sign here ►
Director

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in the presence of

sign here ►
Witness

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Borrower
Signed sealed and delivered for
Sims Group USA Corporation
by its officer

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Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name
in the presence of

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Witness

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[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Sims Group Global Trade Corporation
by its officer

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Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

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Borrower
Signed sealed and delivered for
North Carolina Resource Conservation, LLC
by its officer

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Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

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[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Sims Group USA Holdings Corporation
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
Schiabo Larovo Corporation
by its officer

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Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Simsmetal East LLC
by its officer

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Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
Simsmetal West LLC
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Metal Management, Inc.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
Metal Management Alabama, Inc.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Metal Management Arizona, L.L.C.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
SMM New England Corporation (formerly known as Metal
Management Connecticut, Inc.)
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

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[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Metal Management Memphis, L.L.C.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
Metal Management Midwest, Inc.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Metal Management Mississippi, Inc.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
Metal Management Northeast, Inc.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Metal Management Ohio, Inc.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
Metal Management West, Inc.
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Proler Southwest LP
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
Metal Dynamics Detroit LLC
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Borrower
Signed sealed and delivered for
Sims Recycling Solutions Holdings Inc. (formerly Sims
Recycling Solutions, Inc.)
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

Borrower
Signed sealed and delivered for
Sims Recycling Solutions, Inc. (formerly United Refining & Smelting Co)
by its officer

sign here ►
Officer

By executing this agreement the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this agreement print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Lender
Signed sealed and delivered for
Commonwealth Bank of Australia
by its attorney

sign here ►
Attorney

print name

in the presence of

sign here ►
Witness

print name

[*] Confidential Treatment Requested

Attachments

Accession Deed — Additional Borrowers
[*] Confidential Treatment Requested

Attachment 1
Accession Deed — Additional Borrowers
Clauses 1.2 (Definitions) and 16 (Additional Borrowers)
Date ►

This deed is made by

Sims	Sims Metal Management Limited

ACN 114 838 630 of Sir Joseph Banks Corporate Park, Suite 3, Level 2 32-34 Lord Street Botany NSW 2019

Additional Borrower[s]	[ ]

[insert ACN/ABN/ARBN] of [ ]

Background
80   Under the Facility Agreement dated 2 November 2009, as amended from time to time (Facility Agreement) between each party listed in Schedule 1 of that agreement (as Borrowers) and Commonwealth Bank of Australia (as Lender) a person may become a Borrower by execution of this deed.

81 The Additional Borrower[s] wish[es] to become a Borrower on the terms and conditions set out in this deed.
This deed witnesses as follows:
Interpretation
Words and phrases defined in the Facility Agreement (including by incorporation) have the same meaning when used in this deed.
[*] Confidential Treatment Requested

In this deed, Existing Borrower has the meaning set out below.

Term	Meaning
Existing Borrower	each person which is a Borrower under the Facility Agreement at the time of execution of this deed.
Representations and warranties
The Additional Borrower[s] represent[s] and warrant[s] to, and for the benefit of the Lender, as set out in clause 10.1 of the Facility Agreement, on the basis that:
each reference to a Borrower in clause 10.1 of the Facility Agreement includes a reference to the Additional Borrower[s];
each reference to a Transaction Document includes this deed and each other Transaction Document to which the Additional Borrower[s] is a party; and
clauses 10.2 and 10.3 of the Facility Agreement apply to this clause 2 as if set out in full.
Status of Additional Borrower[s]
[Each/The] Additional Borrower agrees that it irrevocably becomes an ‘Additional Borrower’ as defined in, and for all purposes under, the Facility Agreement as if named in and as a party to the Facility Agreement, and accordingly is bound by the Facility Agreement as an Additional Borrower.
Receipt of documents
[Each/The] Additional Borrower acknowledges having received and reviewed to its satisfaction a copy of each Transaction Document and each other document requested by it before signing this deed.
Confirmation by existing Transaction Parties
Sims (for itself and as attorney for each other Transaction Party) confirms that nothing in this deed:
affects the validity or enforceability of the Transaction Documents;
[*] Confidential Treatment Requested

prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Transaction Documents; or
discharges, releases or otherwise affects any liability or obligation arising under the Transaction Documents.
Governing law
This deed is governed by the laws of New South Wales.
Benefit of deed
This deed is given in favour of and for the benefit of:
the Lender; and
each Borrower,
under the Facility Agreement and their respective successors and permitted assigns
Address for notices
The details for [each/the] Additional Borrower for service of notices are:

Address:	[ ].

Attention:	[ ].

Facsimile:	[ ].
Attorneys
Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.
[*] Confidential Treatment Requested

EXECUTED as a deed.

Sims

Signed sealed and delivered by
Sims Metal Management Limited
by

sign here ►	/s/ Frank Moratti Company Secretary/Director

print name	Frank Moratti

sign here ►	/s/ Daniel W. Dienst Director

print name	Daniel W. Dienst

Borrower

Signed sealed and delivered by
Sims Group Australia Holdings Limited
by

sign here ►	/s/ Frank Moratti Company Secretary/Director

print name	Frank Moratti

sign here ►	/s/ Rodney Shields Director

print name	Rodney Shields

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered by
Sims Aluminium Pty Limited
by

sign here ►	/s/ Frank Moratti Company Secretary/Director

print name	Frank Moratti

sign here ►	/s/ Rodney Shields Director

print name	Rodney Shields

Borrower

Signed sealed and delivered by
Sims Group UK Limited
by

sign here ►	/s/ M. Coombs Company Secretary/Director

print name	M. Coombs

sign here ►	/s/ G. Davy Director

print name	G. Davy

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered by
Sims Group UK Holdings Limited
by

sign here ►	/s/ M. Coombs Company Secretary/Director

print name	M. Coombs

sign here ►	/s/ G. Davy Director

print name	G. Davy

Borrower

Signed sealed and delivered by
Mirec B.V.
by

sign here ►	/s/ M. Coombs Company Secretary/Director

print name	M. Coombs

sign here ►	/s/ G. Davy Director

print name	G. Davy

in the presence of

sign here ►	/s/ Jon Godfrey Witness

print name	Jon Godfrey

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered by
Sims Recycling Solutions AB
by

sign here ►	/s/ M. Coombs Company Secretary/Director

print name	M. Coombs

sign here ►	/s/ G. Davy Director

print name	G. Davy

in the presence of

sign here ►	/s/ Jon Godfrey Witness

print name	Jon Godfrey

Borrower

Signed sealed and delivered for
Sims Group USA Corporation
by its officer

sign here ►	/s/ Myles Partridge Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Myles Partridge

in the presence of

sign here ►	/s/ Brian S. Brandt Witness

print name	Brian S. Brandt

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Sims Group Global Trade Corporation
by its officer

sign here ►	/s/ Myles Partridge Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Myles Partridge

in the presence of

sign here ►	/s/ Brian S. Brandt Witness

print name	Brian S. Brandt

Borrower

Signed sealed and delivered for
North Carolina Resource Conservation, LLC
by its officer

sign here ►	/s/ Myles Partridge Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Myles Partridge

in the presence of

sign here ►	/s/ Brian S. Brandt Witness

print name	Brian S. Brandt

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Sims Group USA Holdings Corporation
by its officer

sign here ►	/s/ Myles Partridge Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Myles Partridge

in the presence of

sign here ►	/s/ Brian S. Brandt Witness

print name	Brian S. Brandt

Borrower

Signed sealed and delivered for
Schiabo Larovo Corporation
by its officer

sign here ►	/s/ Myles Partridge Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Myles Partridge

in the presence of

sign here ►	/s/ Brian S. Brandt Witness

print name	Brian S. Brandt

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Simsmetal East LLC
by its officer

sign here ►	/s/ Myles Partridge Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Myles Partridge

in the presence of

sign here ►	/s/ Brian S. Brandt Witness

print name	Brian S. Brandt

Borrower

Signed sealed and delivered for
Simsmetal West LLC
by its officer

sign here ►	/s/ Myles Partridge Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Myles Partridge

in the presence of

sign here ►	/s/ Brian S. Brandt Witness

print name	Brian S. Brandt

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Metal Management, Inc.
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

Borrower

Signed sealed and delivered for
Metal Management Alabama, Inc.
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Metal Management Arizona, L.L.C.
by its officer

sign here ►	/s/ L. Steven Shinn Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	L. Steven Shinn

in the presence of

sign here ►	/s/ Evelyn Panlaqui Witness

print name	Evelyn Panlaqui

Borrower

Signed sealed and delivered for
SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.)
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Metal Management Memphis, L.L.C.
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

Borrower

Signed sealed and delivered for
Metal Management Midwest, Inc.
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Metal Management Mississippi, Inc.
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

Borrower

Signed sealed and delivered for
Metal Management Northeast, Inc.
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Metal Management Ohio, Inc.
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

Borrower

Signed sealed and delivered for
Metal Management West, Inc.
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Proler Southwest LP
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

Borrower

Signed sealed and delivered for
Metal Dynamics Detroit LLC
by its officer

sign here ►	/s/ Robert C. Larry Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Robert C. Larry

in the presence of

sign here ►	/s/ Jocelyn Francis Witness

print name	Jocelyn Francis

[*] Confidential Treatment Requested

Borrower

Signed sealed and delivered for
Sims Recycling Solutions Holdings Inc. (formerly Sims Recycling Solutions, Inc.)
by its officer

sign here ►	/s/ Darrell Stoecklin Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Darrell Stoecklin

in the presence of

sign here ►	/s/ Jeanne Grimmer Witness

print name	Jeanne Grimmer

Borrower

Signed sealed and delivered for
Sims Recycling Solutions, Inc. (formerly United Refining & Smelting Co)
by its officer

sign here ►	/s/ Darrell Stoecklin Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

print name	Darrell Stoecklin

in the presence of

sign here ►	/s/ Jeanne Grimmer Witness

print name	Jeanne Grimmer

[*] Confidential Treatment Requested

Lender

Signed sealed and delivered for
Commonwealth Bank of Australia
by its attorney

sign here ►	/s/ Penelope Bishop Attorney

print name	Penelope Bishop

in the presence of

sign here ►	/s/ Katherine Morrison Witness

print name	Katherine Morrison

[*] Confidential Treatment Requested